BT INVESTMENT FUNDS
Capital Appreciation Fund
Global High Yield Securities Fund
Intermediate Tax Free Fund
International Equity Fund
Latin American Equity Fund
Pacific Basin Equity Fund
Small Cap Fund
ANNUAL REPORT
SEPTEMBERo1996

BT Investment Funds
Table of Contents
Introduction to Annual Report                     3

Letter to Shareholders
Capital Appreciation Fund                         4
Global High Yield Securities Fund                 6
Intermediate Tax Free Fund                        8
International Equity Fund                         10
Latin American Equity Fund                        13
Pacific Basin Equity Fund                         15
Small Cap Fund                                    17

BT Investment Funds
Statement of Assets and Liabilities               20
Statement of Operations                           21
Statement of Changes in Net Assets                22
Financial Highlights                              24
Notes to Financial Statements                     27
Report of Independent Accountants                 29

BT Portfolios
Schedule of Portfolio Investments                 30
Statement of Assets and Liabilities               42
Statement of Operations                           43
Statement of Changes in Net Assets                44
Financial Highlights                              46
Notes to Financial Statements                     48
Report of Independent Accountants                 51

BT Investment Funds
Introduction to Annual Report
When the Dow Jones Industrial Average plummeted 161 points on July 15, 1996, Wall Street held its breath, many investors fled, and economists had a field day predicting future chaos. But within two days, Wall Street exhaled, investors returned, and the "experts" were forced to admit that it is harder than ever to predict what happens next. By the last week in September, both the Dow Jones and the Standard & Poor's 500 Index hit record highs, completely confounding expectations that a serious stock market correction was at hand. The fixed income markets saw similar volatility.

Of course, this period was no different from any other time in recent history in that there never has been-and never will be-a time when the future of the investment markets and economies of the world are certain. So, perhaps the best lesson to learn from all this is that it confirms the wisdom of Bankers Trust's philosophy of staying true to the Funds' long-term financial objectives.

The volatility also points out that whether investing in the U.S. or internationally, in equities or fixed income, Bankers Trust mutual fund shareholders benefit from its superior global investment expertise, risk management strategies, financial strength, and extensive research resources. As you can see just from the BT Investment Funds reviewed on the following pages, Bankers Trust provides a variety of global investment strategies that meet a broad spectrum of investment objectives. Please take the time to read this annual report for the BT Investment Funds and keep it for your records. It provides a detailed review of the markets, the portfolios, and our outlook-all in an easy-to-read, consolidated format. Also included are complete financial summaries of the Funds' operations and listings of the Portfolios' holdings.

We value your ongoing support of the BT Investment Funds and look forward to continuing to serve your investment needs in the years ahead.

BT Investment Funds
Letter to Shareholders of Capital Appreciation Fund
Objective
Seeks capital growth over the long-term through investment in medium sized companies that show growth potential. Current income is a secondary goal. Investment Instruments
Generally stocks of medium sized U.S. corporations and, to a lesser extent, foreign corporations.
The Capital Appreciation Fund (the "Fund") had a total return of 12.35% for the twelve months ending September 30, 1996, as compared to 14.00% for the S&P 400 Midcap Index and 15.89% for the Lipper Growth Average. Since its inception on March 9, 1993, the Fund has returned 89.09%, cumulatively.

MARKET ACTIVITY

In general, the last twelve months were a time of very good overall market performance. It was also a time of changing expectations and massive shifts in investor psychology. During the first six months, the market was primarily focused on fears of a slowing economy and the possibility that earnings growth would decelerate or even decline in the near future. Investors moved to companies expected to do relatively better in such an environment. As a result, the health care, energy, and financial services sectors performed well, while capital spending and technology companies underperformed.

As we moved through the year's first quarter, it became apparent the economy was not only not growing too slowly, but might even be growing too fast. As often happens, investor expectations reversed, and worries about higher inflation and a possible interest rate hike dominated. With this, consumer services, consumer cyclical and energy stocks took the lead for most of the last six months, with the technology and financial services sectors kicking in toward the end of the period. Laggards included the health care, utilities and basic industry sectors.

All of these shifting worries tended to move investors toward larger capitalization stocks, which are often perceived as safer in times of uncertainty. Thus, the S&P 500 Index outperformed the S&P Midcap Index for the twelve months ending September 30, 1996.

INVESTMENT REVIEW

The Fund's underperformance is primarily due to its relative overweighting in technology stocks during the first six months of the period. The Fund began to perform much better in the most recent six months, when it outperformed not only the S&P Midcap Index but also the broader S&P 500 Index.

Our disciplined investment process has allowed us to use this period's volatility to take profits in expensive stocks and make opportune additions to the portfolio.

After benefitting greatly from exposure to Telecommunications, we de-emphasized this investing theme recently, as the realities of a competitive market are impacting growth assumptions. We also scaled back the Ubiquitous Semiconductor theme, believing that supply too far outweighed demand. We increased the Fund's presence in the New Consumer, America's Changing Leisure Time and Stores of Value themes when it became apparent the consumer was beginning to spend again with a focus on value for the money, strong identifiable brand names, and increased leisure spending.

And finally, we have renewed interest in the Outsourcing theme, as corporations seek to cut costs and move much of their non-strategic operations to third party providers. Importantly, outsourcing has become much more than just using temporary clerical help; there are now companies that provide financial processing, teleservices, and information technology, to name just a few. Corporate America has embraced this new way of doing business, and many companies have benefitted from the shift.

MANAGER OUTLOOK

Our outlook for the economy remains fairly positive-moderate growth, only slightly higher inflation, and benign interest rates. In the near term, the main factors to pay attention to include the Presidential election, a return to more realistic expectations of technology growth, continued inflows into the financial markets, corporate consolidations, and ongoing market volatility. We also believe the bumper crop of Initial Public Offerings in the last two years makes midcap investing increasingly interesting going forward, as these companies will begin to hit the acceleration points in their growth curves and enter the midcap universe.

We anticipate that stock selection will become increasingly important, as this has become a market of stocks and much less a stock market. Our thematic approach keeps us focused on what we need to own, and our in-depth fundamental research enables us to take advantage of stock price volatility. Areas of potential thematic interest include the need for better, more efficient agriculture and the need for what is becoming a scarcer resource, namely, clean water.

We continue to believe that, over time, the mid cap market is an area of strong investment opportunities, given its small cap growth dynamics combined with liquidity and stability usually associated with large cap stocks.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek capital growth over the long term, with current income as a secondary objective.
Ten Largest Stock Holdings
Paychex                            Adaptec, Inc.
Network General Corp.              Clear Channel Comm., Inc.
Cognos, Inc.                       McLeod, Inc. - Cl.A
APAC TeleServices, Inc.            U.S. Filter Corp.
Tidewater, Inc.                    Consolidated Stores Corp.
Diversification of Portfolio Investments
By Theme as of September 30, 1996 (percentages are based on market value) New Consumer 9%
Other  34%
Interactive Media  5%
America's Industrial Renaissance  6%
Life Sciences Revolution  6%
Stores of Value  8%
Telecommunications  7%
America's Chg. Leisure Time  8%
Cash  8%
Move to Outsourcing   9%
Anthony Takazawa
Portfolio Manager of the
Capital Appreciation Portfolio
September 30, 1996
Performance Comparison
Comparison of Change in Value of a $10,000 Investment in the BT Investment Capital Appreciation Fund and the S&P MidCap 400 Index since March 31, 1993.

Total Return
Ended September 30, 1996
          One Year            Since 3/9/93*
          12.35%              89.09%
* The Fund's inception date.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
     BT Investment Capital Appreciation Fund S&P MidCap 400 Index
Mar-93    10000     10000
Jun-93    10519     10233
Sep-93    11838     10747
Dec-93    11708     11033
Mar-94    11409     10614
Jun-94    10699     10227
Sep-94    11728     10919
Dec-94    12188     10638
Mar-95    12857     11498
Jun-95    14255     12512
Sep-95    16813     13734
Dec-95    16612     13930
Mar-96    16786     14788
Jun-96    18070     15214
Sep-96    18890     15657
Past performance is not indicative of future performance.

BT Investment Funds
Letter to Shareholders of Global High Yield Securities Fund
The Global High Yield Securities Fund (the "Fund") had a total return of 23.31% for the twelve months ending September 30, 1996, versus 31.04% for the Fund's benchmark and just 11.12% for the Lipper General World Income Average over the same period. The benchmark is calculated using the performances of two appropriate emerging market and U.S. high yield indices in the following proportions: J.P. Morgan Emerging Markets Bond Index ("EMBI"), 75%, and Merrill Lynch High Yield Master Index ("MLHYMI"), 25%. Since its inception on December 14, 1993, the Fund has returned 32.31%, cumulatively.

MARKET ACTIVITY

Overall, spreads in the global high yield market tightened significantly during the twelve month period, driving strong price performance and strong returns in both the U.S. high yield and emerging debt markets.

U.S. Market
Except for the period of rising interest rates early in 1996 when U.S. Treasuries traded off sharply, the U.S. high yield market enjoyed positive returns, as demand outstripped even a strong new issue supply. In addition, many high yield issues are being upgraded toward the higher quality, investment-grade end of the fixed income spectrum.

Emerging Markets
During the year, investors continued to return to the emerging markets, which continued their comeback following last year's Mexican peso crisis. Political and economic stability, reduced inflation, favorable liquidity conditions, and an emphasis on fiscal prudence also benefitted the emerging markets.

February brought on a period of weakness as a result of the unfavorable interest rate environment in the U.S. However, as inflation and the likelihood of the Federal Reserve Board adjusting interest rates remained low from March on, the markets recovered once again. The emerging markets benefitted from a strong new issue market, as many nations were able to refinance their short-term debt with these issues. Latin America, Mexico and Argentina, in particular, were beneficiaries of renewed access to capital markets. Brazil performed well as reduced inflation, plans for privatization, and the building of large currency reserves by the central bank all continued, giving investors added comfort.

In Eastern Europe, bonds of Poland were upgraded to investment grade in January by Standard & Poor's and in April by Moody's, benefitting their high yield securities. Russia was a strong performer once fears of a Communist takeover subsided and Yeltsin won the election. The restructuring of Russia's defaulted loans also gave a boost to the emerging debt markets in general.

Asian markets did well, primarily due to the significant spread tightening in the busted convertible bond markets, especially in Hong Kong, Malaysia, the Philippines, and Thailand.

In South Africa, the market strengthened through January, experienced a great deal of turmoil during the second calendar quarter, and then bottomed in the third calendar quarter.

INVESTMENT REVIEW

As previously reported, the Fund is managed in a more diversified manner than its benchmark, so the Fund is generally less volatile than its benchmark. This also means that the Fund will tend to underperform the benchmark somewhat in a strong market and outperform in down markets. Largely due to strong corporate credit selection skills, superior asset allocation choices, and excellent fundamental research, the Fund significantly outperformed its Lipper category average.

In the U.S. market, we continue to believe that overall spreads in high yield are historically tight, so we are generally investing in the higher quality end of the high yield sector, in improving credits, and in selected special situations that we believe offer good value, especially in the media and telecommunications sectors.

Within the emerging markets, the Fund benefitted from overweighted positions in Mexico, the Asian markets, and Russia. We reduced the Fund's exposure to South Africa early in the year in anticipation of currency problems, but positioned the Fund in its financial and mining sectors, as we believe there is attractive value in these sectors.

Manager Outlook

Going forward, we believe that investment flows will continue to favor the global high yield markets, as investors continue their search for yield and as liquidity continues to drive strong returns. We will continue to weight the Fund toward sectors that we believe offer relative value.

We will, of course, also continue monitoring economic conditions and how they affect the financial markets, as we seek a high level of current income, with capital appreciation as a secondary objective.

Objective

Seeks a high level of current income, with a secondary objective of capital appreciation, through investments in the global high yield debt markets.

Investment Instruments
Primarily high yield, non-investment grade debt securities issued in many of the world's securities markets.

Diversification of Portfolio Investments
By Country as of September 30, 1996 (percentages are based on market value)

Colombia  3%
Poland  3%
Morocco  3%
Panama  4%
Argentina  7%
Hong Kong  10%
Brazil  17%
Mexico  19%
United States  24%
Other  10%

Stephen C. Freidheim and David A. Reiss
Portfolio Managers of the Global High Yield Securities Portfolio
September 30, 1996

Performance Comparison

Comparison of Change in Value of a $10,000 Investment in the BT Investment Global High Yield Securities Fund and the blended J.P. Morgan and Merrill Lynch Index since December 31, 1993.

Total Return
Ended September 30, 1996
          One Year            Since 12/14/93*
          23.31%              32.31%
* The Fund's inception date.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

     BT Investment Global High Yield Securities Fund
     JPM Emerging Bond/ML High Yield Master Index
Dec-93    10000               10000
Mar-94    9870                8562
Jun-94    9710                8433
Sep-94    10259               9119
Dec-94    9695                8573
Mar-95    9129                8047
Jun-95    10207               9452
Sep-95    10699               9931
Dec-95    11497               10747
Mar-96    11920               11077
Jun-96    12346               11867
Sep-96    13192               12901
Past performance is not indicative of future performance.

BT Investment Funds
Letter to Shareholders of Intermediate Tax Free Fund

The Intermediate Tax Free Fund (the "Fund") returned 4.09% for the twelve months ending September 30, 1996, as compared to 4.46% for the Lehman 7 Year Government Obligations Index and 4.31% for the Lipper Intermediate Municipal Debt Average. Since its inception on July 20, 1992, the Fund is up 23.39%, cumulatively.

MARKET ACTIVITY

Over the course of the Fund's fiscal year, intermediate tax free bond yields rose by about 0.20%. Still, there was some volatility during the period. For example, after falling by about 0.10% to 0.15% from the end of September 1995 to early February 1996, yields began to rise in February when reports of stronger-than-anticipated employment growth sparked investor concerns over the increasing pace of economic activity. This renewed inflationary concerns and raised questions as to whether the Federal Reserve Board would tighten its monetary policy. Then, from early July through the end of September, when it became apparent that economic growth had moderated, inflation was under control, and the Federal Reserve Board had taken no action, yields fell by about 0.30%.

During the first nine months of 1996, municipal securities supply picked up by about 20%, both in new money for capital projects and in refundings. Demand also picked up, meeting the increase in supply, as serious concerns over a major overhaul of the tax system subsided.

INVESTMENT REVIEW

The Fund closely tracked both its benchmark and its category average. The slight underperformance can be attributed to our somewhat longer than the Index duration in February, when strong economic activity numbers were released, and the resulting change in yields moved faster than we had expected. After shifting the portfolio's duration to shorter than the Index in March to capture some gains, we stayed three to six months shorter through June, just as we had anticipated we would in our last report.

We shifted back to a six month longer than the Index duration in July, when interest rates started to go down, thus causing bond yields to fall and bond prices to rise. By August, we had moved the portfolio back to a neutral position, as we became more bearish, thinking that interest rates may rise again. Based on our view of the slowed economy at the end of September, the Fund had a duration of three months longer than its benchmark.

We concentrated the Fund's purchases in high tax states, such as New York, California, Florida, Pennsylvania, and South Carolina. There is a natural demand for these securities in these states and a very marketable supply. Our strategy continues to be to buy when there is a particularly high supply and yield spreads are wide and to sell when supply is low and yield spreads have narrowed. It is important to note that even though California's tax free securities were upgraded by Moody's this year, we still have some concerns about pressures on their budget. Thus, we continue to purchase only state-wide agency credits in California, not any local credits and no credits depending on state aid.

Maintaining our focus on high quality issues, we also improved the call structure of bonds in the portfolio during the annual period, emphasizing those that are non-callable. In a slightly less defensive mode than we were in six months ago, the Fund ended the period with a still conservative 15% of its assets in cash.

BT Investment Funds
Letter to Shareholders of Intermediate Tax Free Fund (continued)

MANAGER OUTLOOK

For the short term, we anticipate that interest rates will fall slightly, as economic activity slows from its torrid pace of earlier in the year and as inflation remains under control. Thus, for now, we remain slightly longer than the benchmark, positioning the Fund to take advantage of lower yields over the near term. Our longer-term outlook calls for gradually rising interest rates over the next six months to a year.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek high current income exempt from Federal taxes with moderate risk to capital.

Objective

Seeks high current income exempt from Federal taxes with moderate risk to capital.

Investment Instruments

Diversified range of high grade intermediate term securities issued by states and their political subdivisions, authorities, agencies and instrumentalities, providing income exempt from Federal income taxes. The weighted average maturity of securities will range from three to eight years.

Diversification of Portfolio Investments
By Sector as of September 30, 1996 (percentages are based on market value) Other 22%
Airlines  5%
Sewer Revenue  5%
Hospital Revenue  6%
Building Revenue  8%
Utility Revenue  9%
Sales Tax Revenue  10%
Power Revenue  11%
Transportation  11%
General Obligations  13%

Gary Pollack
Portfolio Manager of the
Intermediate Tax Free Portfolio
September 30, 1996

Performance Comparison

Comparison of Change in Value of a $10,000 Investment in the BT Investment Intermediate Tax Free Fund and the Lehman 7 Year G.O. Bond Index since July 31, 1992.

Total Return
Ended September 30, 1996
          One Year            Since 7/20/92*
          4.09%               23.39%
* The Fund's inception date.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

     BT Investment Intermediate Tax Free
     Lehman 7 Yr G.O. Index

Jul-92    10000               10000
Sep-92    9937                9972
Dec-92    10088               10140
Mar-93    10377               10463
Jun-93    10656               10761
Sep-93    10960               11076
Dec-93    11089               11227
Mar-94    10667               10741
Jun-94    10726               10889
Sep-94    10787               10973
Dec-94    10667               10864
Mar-95    11255               11452
Jun-95    11533               11760
Sep-95    11779               12147
Dec-95    12130               12446
Mar-96    12018               12419
Jun-96    12084               12456
Sep-96    12261               12691

Past performance is not indicative of future performance.

BT Investment Funds
Letter to Shareholders of International Equity Fund
The International Equity Fund (the "Fund") had a total return of 13.42% for the twelve months ending September 30, 1996, as compared to 8.61% for the Morgan Stanley Capital International ("MSCI") EAFE Index and 9.36% for the Lipper International Equity Funds Average. Since its inception on August 4, 1992, the Fund has returned 83.17%, cumulatively.

MARKET ACTIVITY

Europe
Continental Europe performed well for the year, although in the six months ending September 30, 1996, the upsurge in the U.S. dollar depressed the returns of these markets. In contrast, the sterling rallied on the back of dollar strength, bringing the United Kingdom to equal performance with the continent in dollar terms.

Still, a number of peripheral markets outperformed the U.K. in both local currency and dollar terms. These include the devaluers-Spain, Sweden, and Italy-where markets benefitted from both dollar and bond market strength, as well as Ireland and Finland, which outperformed on the back of superior GDP performance.

In contrast to the previous six months, Switzerland underperformed due to the weak domestic economy and currency volatility. The European markets as a whole have become increasingly sensitive to currency fluctuations, as the arrival of the new common tender "Euro" nears and deutschemark hardness comes into question.

The process of European monetary convergence actually propelled many of Europe's markets in the latest six months, notably on the periphery where bond market rallies and decreasing interest rates helped interest-sensitive sectors. At the same time, the convergence hurt many exporters and domestic economy sensitive stocks, as the drive toward fiscal discipline continues to restrain economic activity. Much of this same dichotomous influence was felt in the European core countries as well.

For much of the latest six-month period, the European market hinged on expectations of a U.S. Federal Reserve Board tightening, which never materialized. However, the U.S. and its G3 partners have succeeded in talking up the U.S. dollar and cooling down the U.S. economy. This has been a different form of monetary tightening, and it has helped prospects in Europe and Japan. With U.S. inflation in check and real rates fairly high, European markets seem to have concluded that the Bundesbank is not even close to reversing its interest rate cycle.

Asia
The Japanese equity market has been relatively flat in local currency terms since we last reported, but due to significant softening of the yen, it was down in dollar terms. In fact, the Japanese market was the worst performing major EAFE market for both the six months and year ending September 30, 1996. Concerns abound over the sustainability of its economic recovery, especially in light of the fiscal contraction underway.

Asia ex-Japan outperformed the EAFE Index overall for the year but underperformed the Index over the latest six-month period. Performance throughout the region was mixed. More specifically, in the six months ending September 30, Hong Kong, the Philippines, Australia and Malaysia modestly outperformed. Singapore and Thailand, on the other hand, gave up the progress they made in the first half of the Fund's fiscal year, as they were rocked in the second six months by fears of a hard economic landing and by concerns over weak exports. Government efforts to restrain property market speculation compounded liquidity problems.

South Africa
Weakness in the rand continued to lead to underperformance in this market in dollar terms, though the market has reached new highs in local currency terms.

INVESTMENT REVIEW

Overall, the Fund added to its holdings in continental Europe during the latest six-month period, staying significantly overweight in the peripheral markets. The Fund remained underweight in the U.K., although it has increased its exposure to this market, and reduced its weightings in Japan and in South Africa. We also increased the Fund's cash exposure to approximately 9%, due to increased cash flows, interest rate uncertainty, and high market volatility.

BT Investment Funds
Letter to Shareholders of International Equity Fund (continued)

In Europe's peripheral markets, the Fund is focused primarily on defensive and interest-sensitive sectors, such as utilities, energy, and financials. We believe these areas should benefit the most from EMU convergence. These selections were supplemented by such stocks as Acerinox, the lowest cost global producer of stainless steel, and by such luxury goods stocks as Gucci Group. We took profits in both Sweden's Astra, as concerns heightened over the company's longer-term drug pipeline, and in Finland's UPM-Kymmene, as weakness in the pulp and paper industry became evident.

We added a restructuring play in Germany, namely SGL Carbon, a world leader in graphite manufacturing. We also purchased shares of Koninklijke Ahold, a leading Dutch retailer, while we reduced holdings in Dutch airline company KLM, as a reflection of Europe's sluggish economy.

Telecommunication stocks underperformed, weighed down by large privatizations in France, Italy and Germany as well as by heightened competition in the current deregulated environment. The Fund's sole exposure to the sector is STET, the Italian telecom holding company, after we sold TeleDanmark and Orange Plc.

While remaining underweight in the United Kingdom, we are taking advantage of the market's excellent yield support by gradually increasing the Fund's exposure. We are focusing on shareholder friendly companies, adding positions in Barclays and NatWest, both of which are generating significant cash and are committed to enhancing shareholder value; Rolls Royce and British Aerospace, both expected to benefit from further restructuring in the European aerospace industry; and Millenium & Copthorne Hotels and British Land Company, both late-cycle plays in the property and hotel sectors. We also concentrated exposure in utilities, selling PowerGen, adding to National Power, which has a superior international business strategy, and purchasing United Utilities, which is the best positioned pure play, dual water/electric utility in the U.K.

In Japan, we established exposure to the blue chip office and commercial property sector, where long-term post-bubble declines in prices have begun to turn. Specifically, we purchased Sumitomo Realty and Development and Mitsubishi Estate. We also added Takashimaya, a high-end department store, which opened the largest store in Japan with no new employee hires. We purchased Takeda Chemical Industries, a global pharmaceutical company with a strong drug pipeline, scope for operating margin improvement, and a shareholder friendly management team. We took profits in Toshiba. The Fund continues to avoid the troubled financial sector.

The Fund remains overweighted in Hong Kong, which benefitted the Fund's performance in the latest six month period. Our position is primarily in "red chips," positioned to leverage Mainland China economic growth, including regional conglomerates, strong specialty clothing concepts, and infrastructure plays.

We established a presence in Korea and in Taiwan, and in Australia, we took profits in National Australia Bank to establish more balance through the resource and gaming operator sectors. We reduced our exposure to the Thai market, which suffered from a deteriorating trade balance and growing foreign debt exposure, and we remained underweighted in Singapore.

As a whole in Asia, we are looking for companies catering to growing domestic consumerism, such as those in the leisure and gaming industries.

In South Africa, we maintained a core presence in blue chips with excellent prospects.

MANAGER OUTLOOK

Going forward, we believe that perceived fiscal restraints in Europe in an effort to meet Maastricht requirements for EMU convergence will keep inflation low but also hold back any opportunity for robust economic activity. Our emphasis will continue to be, then, on beneficiaries of lower interest rates and strong bond markets, such as utilities and financials in the periphery European markets. We also are finding exciting opportunities in special niche sectors such as luxury goods that capture renewed demand in both domestic and foreign markets and are relatively insensitive to sluggish European economies. In the European core, we are focusing on companies motivated by the need to restructure their operations and demonstrating management sensitivity to minority shareholder interests. Ultimately, we believe the EMU will happen, and that as those nations who want to participate try to get their economies in order to qualify, the equity markets in those nations will benefit.

In Japan, we believe there are still compelling opportunities from a bottom-up perspective, though the prognosis here is still cloudy. We are skeptical about the financial sector, in particular, as capital adequacy requirements will likely depress stock prices. We continue to find value in those companies benefitting from a weak yen regime, successfully restructuring operations, focusing on global growth, and delivering value to Japanese consumers. As for Asia ex-Japan, we remain positive on Hong Kong, the Philippines, Malaysia, and Australia, and we remain cautious on Thailand.

We also stay concerned and cautious about South Africa, especially when the Central Bank raised rates to defend its currency, rather than removing exchange controls.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek long-term capital appreciation.

Objective

Seeks long term capital appreciation from investments in foreign equity securities or other securities with equity characteristics.

Investment Instruments

Equity securities of foreign issuers, consisting of common stock and other securities with equity characteristics; the investments are diversified among several regions.

Ten Largest Stock Holdings
Internationale Nederlanden Groep        KCI Konecranes Intl. Corp
adidas AG ABB AG
Dassault Systemes SA                    Philips Electronics
Barclays Plc                            Toyota Motor Corp
Volkswagen AG                           CRH Plc

Diversification of Portfolio Investments
By Country as of September 30, 1996 (percentages are based on market value) Other 31% Spain 4%
Netherlands  6%
Italy  6%
Hong Kong  7%
Germany  7%
United Kingdom  10%
Switzerland  3%
France  11%
Japan  15%

Michael Levy and Robert Reiner
Portfolio Managers of the
International Equity Portfolio
September 30, 1996

Performance Comparison

Comparison of Change in Value of a $10,000 Investment in the BT Investment International Equity Fund and the Morgan Stanley Capital International EAFE Index since August 31, 1992.

Total Return
Ended September 30, 1996
          One Year            Since 8/4/92*
          13.42%              83.17%

* The Fund's inception date.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

       BT Investment International Equity Fund
       MSCI EAFE Index
Aug-92    10000               10000
Sep-92    9665                9803
Dec-92    9606                9424
Mar-93    10424               10554
Jun-93    11084               11615
Sep-93    11944               12386
Dec-93    13196               12493
Mar-94    13717               12930
Jun-94    13266               13590
Sep-94    13977               13603
Dec-94    13738               13465
Mar-95    14046               13715
Jun-95    14960               13815
Sep-95    15911               14391
Dec-95    15949               14974
Mar-96    16862               15406
Jun-96    17881               15650
Sep-96    18057               15630

Past performance is not indicative of future performance.

BT Investment Funds
Letter to Shareholders of Latin American Equity Fund

The Latin American Equity Fund (the "Fund") returned 26.00% for the twelve months ending September 30, 1996, as compared to 10.53% for the IFCI Latin American Index and 18.16% for the Lipper Latin American Average. Since its inception on October 25, 1993, the Fund has returned 8.91%, cumulatively.

MARKET ACTIVITY

In general, the Latin American markets experienced a powerful rally for the year, with every market in the region, except Chile, posting strong positive performance. Venezuela was the top performer.

Prospects of economic recovery in several countries during the second half of the fiscal year were the major factor behind the markets' strong performance. For example, Mexico saw GDP growth in the second quarter of 1996 of 7.2%. The country's equity market was also the beneficiary of a stable peso, rapidly declining interest rates, falling inflation, and relative political stability.

Argentina's economic recovery also began mid-fiscal year, as its Convertibility Plan proved it could survive the Mexican peso devaluation crisis, and the change in finance minister was well received by the market. Argentina is still weighed down, however, by the need to raise capital to finance the fiscal deficit and to meet debt servicing obligations.

Brazil's market was up based on modest signs of economic pickup, declining interest rates, and several well-received privatizations. Peru's market benefitted from enhanced foreign sentiment, as well as strong demand for one of its privatization offerings.

INVESTMENT REVIEW

The Fund's strong outperformance during this annual period primarily reflects its high cash level in the fourth quarter of 1995, when there was greater volatility, its fully invested position going into the strong rally of 1996, its overweighted position in Venezuela, and its underweighted position in Chile. The Fund maintained neutral positions in both Mexico and Brazil throughout the period. As we indicated in our semi-annual report, we had correctly anticipated the favorable changes in the economic outlook for Latin America after a difficult two-year period and thus had the portfolio optimally positioned.

The Fund remained focused on the financial services, cement and construction, communications, and food and beverage sectors, as we look for economic and company fundamentals that are significantly improving.
MANAGER OUTLOOK

Our outlook for the Latin American equity markets remains bullish for the rest of 1996 and going forward into 1997. The region as a whole appears to be gaining momentum with valuations and bottom-up stories looking very attractive. We also expect capital flows to the region to increase by calendar year-end, as investors seek to diversify internationally. This will be extremely beneficial for the region's markets, given that global and international investors have been virtually absent from the Latin American equity markets over the last couple of years.

We anticipate that Argentina, Mexico, and Peru, in particular, will post good economic statistics and corporate earnings growth in the near term, as these countries reached their weakest points in terms of economic and corporate performance in the second half of the Fund's fiscal year and are thus likely to begin a cyclical uptrend.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek long-term capital appreciation.

Objective

Seeks long-term capital appreciation through investment primarily in the equity securities (or other securities with equity characteristics) of companies domiciled in, or doing business in, Latin America.

Investment Instruments

Primarily common and preferred stocks, rights, warrants, American
Depository Receipts (`ADRs'') and convertible securities.

Ten Largest Stock Holdings
Gruma SA - B
Centrais Electricas Brasileiras SA Electrobras
Telec Brasileiras-Telebras ON
Mavesa SA, ADR
Corporacion Industrial Sanluis, SA de CV
Corporacion Geo, SA de CV-B
Telecommunicacoes Brasileiras SA Telebras, ADR
Cementos Diamante SA, ADR - B
Fomento Economico Mexicano SA de CV
Compania Cervejaria Brahma
Maria-Elena Carrion
BT Investment Funds
Portfolio Manager of the
Latin American Equity Portfolio
September 30, 1996

Diversification of Portfolio Investments
By Country as of September 30, 1996 (percentages are based on market value) Mexico 36%
Argentina  1%
Colombia  7%
Peru  6%
USA  3%
Venezuela  7%
Chile  10%
Brazil  30%

Performance Comparison
Comparison of Change in Value of a $10,000 Investment in the BT Investment Latin American Equity Fund and IFCI Latin American Index.

Total Return
Ended September 30, 1996
          One Year            Since 10/25/93*
          26.00%              8.91%

* The Fund's inception date.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

       BT Investment Latin American Equity Fund
       IFCI Latin American Index

Oct-93    10000               10000
Dec-93    12433               12327
Mar-94    12822               12448
Jun-94    10917               11206
Sep-94    14546               14938
Dec-94    11091               11159
Mar-95    7350                7791
Jun-95    8475                9254
Sep-95    8617                9760
Dec-95    8384                9542
Mar-96    9408                9652
Jun-96    10706               10584
Sep-96    10838               10763

Past performance is not indicative of future performance.

BT Investment Funds
Letter to Shareholders of Pacific Basin Equity Fund

The Pacific Basin Equity Fund (the "Fund") had a total return of 7.66% for the twelve months ending September 30, 1996, as compared to 6.37% for the MSCI Combined Asia Free ex Japan Index and 4.79% for the Lipper Pacific Basin ex Japan Average. Since its inception on November 1, 1993, the Fund has returned 22.34%, cumulatively.

MARKET ACTIVITY

Asian equity markets as a whole performed well over the past year, although individual country performance was quite mixed, and markets were generally stronger during the first six months. For the year, the best performing markets in the region included Taiwan, Indonesia, and Hong Kong; the weakest included South Korea, Pakistan, and Thailand.

Positive performance early in the year was supported by record inflows from U.S. mutual funds, moderate economic and local monetary conditions, and an improving global liquidity environment. The easing monetary policy in the U.S. in February gave a particular boost to the markets. As the year progressed, expectations for further cuts in U.S. interest rates decreased significantly, mutual fund flows became much more modest, and earnings downgrades intensified in a number of markets. The weaker markets, such as Korea and Thailand, also suffered from political uncertainties and increasing equity supply.

INVESTMENT REVIEW

The Fund significantly outperformed both its category average and its benchmark. This strong relative performance was primarily due to effective stock selection, particularly in Hong Kong, Malaysia, Singapore, and Thailand.

For example, given the improved outlook for the Chinese economy, we held a slightly overweighted position in Hong Kong, concentrating the majority of our exposure there in China-related companies. We also increased our position in Malaysia, based on our research that points to a peaking in that economy's interest rate cycle. All of this more than offset relative underperformance in the Philippines, Indonesia, and India.

MANAGER OUTLOOK

Our expectations are for reasonably benign global liquidity conditions, thus we expect Asian equity markets to be relatively strong performers over the medium term. There are four primary reasons for this outlook.

First, we expect a modest tightening of short-term interest rates in the U.S. over the next twelve months, with Germany and Japan lagging behind. Second, we expect long-term U.S. bonds to trend sideways for some time, though we may see lower yields and some market volatility in the short term.

Third, we believe that concerns over a long-term structural decline in Asia's growth prospects have been overplayed. At the same time, the Asian markets have been de-rated to a significant extent over the last ten years, suggesting that if the consensus is proven to be too pessimistic on long-term growth prospects, then there is room for a rebound in market ratings. And finally, we believe that cyclical growth prospects, though likely muted, will be improving in the region into 1997, leading to an earnings recovery in most markets.

Given this environment, then, we believe that equity market returns will be strongly underwritten by earnings growth. Unless international interest rates rise faster and further than currently anticipated and bring some unforeseen local political shock, then valuation multiples should be at least maintained, with upside potential in those markets where domestic liquidity expansion is most aggressive. These markets include the Philippines and Indonesia, and so we remain overweighted there. The prospect for lower interest rates in Thailand also attracts us to this market.
We see significant opportunities in India and Korea as well, and we will be looking for opportunities to add positions in these markets, although we currently remain underweight in Korea.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek to provide long-term capital growth.

Objective

Seeks to provide long term capital appreciation through investment primarily in the equity securities (or other securities with equity characteristics) of companies domiciled in, or doing business in, the Pacific Basin region.

Investment Instruments
Primarily common and preferred stocks, rights, warrants and convertible securities.

Ten Largest Stock Holdings
Overseas Chinese Banking                China Resources Ent. Ltd.
Commerce Asset Hldgs. Berhad            Overseas Union Bank
Rashid Hussain Berhad                   Tanjong Plc.
Gadek Berhad                            Cheung Kong Holdings Ltd.
Krung Thai Bank Public Co.              United Engineers    Berhad

Paul Durham
Portfolio Manager of the
Pacific Basin Equity Portfolio
September 30, 1996

BT Investment Funds
Letter to Shareholders of Pacific Basin Equity Fund (continued)
Diversification of Portfolio Investments

By Country as of September 30, 1996 (percentages are based on market value) India 5%
Philippines  6%
Indonesia  7%
Thailand  12%
Singapore  14%
Malaysia  21%
Hong Kong  30%
Pakistan  1%
South Korea  4%

Performance Comparison

Comparison of Change in Value of a $10,000 Investment in the BT Investment Pacific Basin Equity Fund and MSCI Combined Asia Free ex Japan Index since November 30, 1993.
Total Return
Ended September 30, 1996
          One Year            Since 11/1/93*
          7.66%               22.34%

* The Fund's inception date.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

       BT Investment Pacific Basin Equity Fund
       MSCI Combined Asia Free ex Japan Index

Nov-93    10000      10000
Dec-93    13126      12418
Mar-94    10392      9672
Jun-94    11114      10039
Sep-94    12198      11226
Dec-94    10913      10057
Mar-95    10613      9879
Jun-95    11641      11088
Sep-95    11726      10914
Dec-95    11705      11164
Mar-96    12518      11785
Jun-96    12775      11893
Sep-96    12625      10963

Past performance is not indicative of future performance. Letter to Shareholders of Small Cap Fund

BT Investment Funds

The Small Cap Fund (the "Fund") had a total return of 26.41% for the twelve months ending September 30, 1996, as compared to 13.13% for the Russell 2000 Index and 18.40% for the Lipper Small Cap Growth Average. Since its inception on October 21, 1993, the Fund has returned 133.85%, cumulatively.

MARKET ACTIVITY

In general, the last twelve months were a period of strong market performance. It was also a time of economic uncertainty, market confusion, and major shifts in investor psychology. In the first six months, signs of an economic slowdown and the Federal Reserve Board's decision not to lower interest rates raised fears that the economy might be heading for a recession and that companies' earnings growth would decelerate or possibly even decline. In this environment, the health care, energy, and financial services sectors performed well. Economically sensitive sectors, such as producer durables, technology, and consumer staples, underperformed. Smaller companies, viewed as more vulnerable to economic slowdowns, underperformed both middle and large capitalization companies for this period.

The prospect of relatively controlled economic growth led to a stock market rally through most of the second calendar quarter, with small stocks outperforming large and middle capitalization companies. This also caused the better performing sectors of the market to change rapidly, with more economically sensitive areas, such as consumer cyclicals, leading the way.

Later in the second quarter, investor sentiment changed course again, with worries about accelerating economic growth, higher inflation, and the possibility of a Federal Reserve Board interest rate hike. This resulted in a sharp mid-summer sell-off in the equity markets; small cap stocks took the largest beating. We firmly believe that this was a correction in a bull market rather than a negative indicator. In fact, this correction lasted for less time than did the three previous small cap corrections since 1990.

The equity markets recovered significantly in August and September, with the technology, consumer staples, and financial sectors showing the most strength. Small cap stocks were very resilient, with the majority of companies reporting earnings that either met or exceeded expectations.

INVESTMENT REVIEW

The Fund outperformed its benchmark and its category average both since inception and for the twelve month period. For the annual period, most of the outperformance can be attributed to specific stock selection. As for sector allocation, the Fund benefitted from its overweightings in health care and the consumer area. However, the Fund had low exposure to other leading sectors, such as energy and financial services. We continue to be overweighted in technology, which, though lackluster for the year, has recently begun to outperform.

Our disciplined investment process allowed us to initiate or add to positions in companies with strong prospects whose stocks may be hurt temporarily by the market's volatility. For example, we added to our investment in Pediatrix Medical, a physician practice management company focused on neonatology. As investors sold growth stocks from May to July, the stock dropped sharply. We believed Pediatrix' position as the industry leader had not changed. After the market correction, the stock, in fact, recovered, and its growth prospects remain bright.

For the last twelve months, we initiated a number of new investment themes. For example, Life on the 'Net seeks companies integral to the use of the Internet and corporate intranets. The Life Sciences Revolution theme exploits small biotechnology companies moving from the development stage into production with their drugs. We also increased the Fund's presence in the New Consumer, America's Changing Leisure Time and Stores of Value themes when it became apparent the consumer was beginning to spend again.

MANAGER OUTLOOK

Bankers Trust is forecasting moderate growth in the economy, relatively stable interest rates, and only slightly higher inflation. In this environment, small cap stocks should continue to do well. More specifically, as earnings for large cap stocks begin to slow with increasing global competition and the slowing of a multiyear period of restructurings and resulting margin expansion, small caps should outperform as their higher relative earnings growth is rewarded. We believe, too, that we are still in an upward phase in this latest small cap cycle, which started in late 1990. Despite robust earnings, the price/earnings (P/E) multiples in the small cap sector remain very compelling both compared to historical levels and as the P/E multiples remain at a discount to their larger cap counterparts.

We expect some ongoing market volatility. We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek long-term capital growth with current income as a secondary objective.

Objective

Seeks to provide long-term capital growth by investing primarily in equity securities of smaller companies. Current income is a secondary goal. Investment Instruments

Generally common stocks of smaller U.S. corporations and, to a lesser extent, foreign corporations.

Ten Largest Stock Holdings
Transaction Systems Architects     Nautica Enterprises, Inc.
National Data Corp                 Dollar Tree Stores, Inc.
Pediatrix Medical Group            Rational Software
Papa John's International          Legato Systems
Sitel Corp                         Saville Systems Plc

Mary Dugan and Tim Woods
Portfolio Managers of the
Small Cap Portfolio
September 30, 1996

Diversification of Portfolio Investments

By Theme as of September 30, 1996 (percentages are based on market value) Move to Outsourcing 7%
New Consumer  6%
Telecommunications  7%
Stores of Value  7%
Productivity Enhancements  6%
Client Server Computing  10%
Flourishing in the Managed Care Environment 8%
Managing the Info Age  10%
New Healthcare Paradigm  11%
Other  28%

Performance Comparison

Comparison of Change in Value of a $10,000 Investment in the BT Investment Small Cap Fund and the Russell 2000 Index since October 31, 1993.

Total Return
Ended September 30, 1996
          One Year            Since 10/21/93*
          26.41%              133.85%

* The Fund's inception date.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

       BT Investment Small Cap Fund
       Russell 2000 Index

Oct-93    10000               10000
Dec-93    10326               10005
Mar-94    10375               9739
Jun-94    9951                9360
Sep-94    11451               10010
Dec-94    12320               9823
Mar-95    14107               10276
Jun-95    15903               11238
Sep-95    18263               12316
Dec-95    19535               12612
Mar-96    21049               13256
Jun-96    23181               13919
Sep-96    23074               13967

Past performance is not indicative of future performance.

This page intentionally left blank.
BT Investment Funds
Statement of Assets and Liabilities  September 30, 1996



                              Global                                                 Latin
               Capital        High Yield  Intermediate  International  American      Pacific      Small
               Appreciation   Securities  Tax Free      Equity         Equity        Basin Equity Cap
Assets
Investment in
 Portfolio,
 at Value*     $67,478,448    $19,571,101  $22,019,268  $161,678,276   $17,032,666   $29,409,376  $242,809,448
Receivable for
 Shares of
 Beneficial
 Interest
 Subscribed          7,260             -            -        166,693         9,800        10,000       245,188
Deferred
 Organization
 Expenses              389          3,663           -              -         3,182         4,267             -
Prepaid
 Expenses and
 Other               5,078         15,244        7,393         9,547         9,146         9,329        12,276
Due from
 Bankers Trust          -              -        24,472            -         22,101             -             -
Total Assets    67,491,175     19,590,008   22,051,133   161,854,516    17,076,895    29,432,972   243,066,912

Liabilities
Due to
 Bankers Trust      29,714          9,589            -        80,666             -         9,685       145,195
Payable for
 Shares of
 Beneficial
 Interest
  Redeemed          48,268         10,000            -        43,077        52,649         5,264       610,097
Dividend Payable         -              -       17,772             -             -             -             -
Accrued Expenses
 and Other          28,393         29,800       25,804        39,127        27,363        28,720        75,391
Total Liabilities  106,375         49,389       43,576       162,870        80,012        43,669       830,683

Net Assets ($0.001
 par value per
 share, unlimited
 number of shares
 of beneficial
 interest
 authorized)   $67,384,800    $19,540,619  $22,007,557  $161,691,646   $16,996,883   $29,389,303  $242,236,229
Composition of
 Net Assets
 Paid-in
 Capital       $47,717,389    $17,147,199  $22,002,796  $135,977,614   $24,024,121   $27,490,005  $177,057,815
Accumulated
 Net Investment
 Income                  -        524,700            -     1,972,372             -             -             -
Accumulated Net
 Realized
 Gain (Loss)
 from
 Investments
 and Foreign
 Currency
 Transactions    2,089,067        220,152     (704,362)    3,984,951   (8,532,124)       903,974     4,403,294
Net Unrealized
 Appreciation
 on Investments,
 Foreign
 Currencies and
 Forward Foreign
 Currency
 Contracts      17,578,344      1,648,568      709,123    19,756,709    1,504,886        995,324    60,775,120
Net Assets,
 September 30,
 1996          $67,384,800    $19,540,619  $22,007,557  $161,691,646  $16,996,883    $29,389,303  $242,236,229
Net Asset
 Value,
 Offering and
 Redemption
 Price Per
 Share (Net
 assets
 divided by
 shares
 outstanding)  $     16.79    $     11.20  $     10.34  $      16.77  $     10.71    $     11.80  $      21.66
Shares
 Outstanding     4,013,416      1,744,731    2,127,754     9,641,288    1,587,240      2,489,738    11,185,714
*    Allocated from Capital Appreciation Portfolio, Global High Yield Securities Portfolio, Intermediate Tax Free Portfolio,
International Equity Portfolio, Latin American Equity Portfolio, Pacific Basin Equity Portfolio and Small Cap Portfolio,
respectively.
See Notes to Financial Statements on Pages 27 and 28

BT Investment Funds

                              Global                                   Latin
               Capital        High Yield  Intermediate  International  American      Pacific      Small
               Appreciation   Securities  Tax Free      Equity         Equity        Basin Equity Cap

Investment
 Income
Income (Loss),
 net*          $    (4,708)   $ 1,712,705  $   780,705  $  2,033,530   $  174,692    $   141,789  $    (94,845)
Expenses
Administration
 and Services      405,364        185,042       67,185       982,662      143,318        210,057     1,285,892
Shareholder
 Reports            14,315         34,821       14,436        16,059       25,537         23,230        26,845
Registration        23,904         14,537       13,845        40,624       16,675         13,479        66,249
Professional        14,027         15,428        8,459        13,029       14,077         13,591        11,840
Trustees             2,902          2,862        2,002         2,875        2,767          2,875         2,855
Miscellaneous        2,231          3,335        1,581         1,906        1,799          3,528         2,171
Total Expenses     462,743        256,025      107,508     1,057,155      204,173        266,760     1,395,852
Less: Expenses
 Absorbed by Bankers
Trust              (57,379)      (109,939)     (40,323)      (74,494)     (53,312)       (56,703)     (109,960)
Net Expenses       405,364        146,086       67,185       982,661      150,861        210,057     1,285,892

Net Investment
 Income (Loss)    (410,072)     1,566,619      713,520     1,050,869       23,831        (68,268)   (1,380,737)
Realized and
 Unrealized Gain
 (Loss) on
 Investments,
 Foreign Currencies
 and Forward
 Foreign Currency
 Contracts
   Net Realized
   Gain (Loss) from:
   Investment
   Transactions  6,405,510       899,467       276,617     5,057,199      986,089      1,762,981     4,946,585
   Foreign
   Currency
   Transactions          -       (44,386)            -     1,023,498      (47,451)      (158,369)            -
Net Change in
 Unrealized
 Appreciation
 (Depreciation)
 on Investments,
 Foreign Currencies
 and Forward Foreign
 Currency
 Contracts       1,389,272     1,618,682     (754,829)     7,989,401    1,901,030        590,614    38,472,178

Net Realized and
 Unrealized Gain
 (Loss) on
 Investments,
 Foreign Currencies
 and Forward
 Foreign Currency
 Contracts       7,794,782    2,473,763      (478,212)   14,070,098     2,839,668      2,195,226    43,418,763
Net Increase
in Net Assets
from Operations $7,384,710   $4,040,382     $ 235,308   $15,120,967    $2,863,499     $2,126,958   $42,038,026






BT INVESTMENT FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                                               CAPITAL APPRECIATION             GLOBAL HIGH YIELD SECURITIES
                                                           FOR THE        FOR THE PERIOD          FOR THE            FOR THE
                                                         YEAR ENDED     JANUARY 1, 1995 TO       YEAR ENDED          YEAR ENDED
                                                    SEPTEMBER 30, 1996  SEPTEMBER 30, 1995#  SEPTEMBER 30, 1996  SEPTEMBER 30, 1995
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net Investment Income (Loss)                              $  (410,072)        $  (228,356)        $  1,566,619        $  1,531,957
Net Realized Gain (Loss) from Investments and
Foreign Currency Transactions                               6,405,510           5,405,206              855,081            (516,415)
Net Change in Unrealized Appreciation (Depreciation)
on Investments, Foreign Currencies and Forward Foreign
Currency Contracts                                          1,389,272          10,914,097            1,618,682              (3,518)
Net Increase in Net Assets from Operations                  7,384,710          16,090,947            4,040,382           1,012,024
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                             -                 -               (1,488,712)         (1,469,916)
Net Realized Gains from Investment Transactions            (6,765,953)              -                     -                   -
TOTAL DISTRIBUTIONS                                        (6,765,953)              -               (1,488,712)         (1,469,916)
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Sales of Shares                              25,355,460          12,646,445           10,018,654          18,303,164
Dividend Reinvestments                                      3,593,138                 -                381,174             458,206
Cost of Shares Redeemed                                   (19,562,155)        (14,094,566)         (16,324,044)        (10,128,669)
NET INCREASE (DECREASE) FROM CAPITAL
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST                                         9,386,443          (1,448,121)          (5,924,216)          8,632,701
TOTAL INCREASE (DECREASE) IN NET ASSETS                    10,005,200          14,642,826           (3,372,546)          8,174,809

NET ASSETS
Beginning of Period                                        57,379,600          42,736,774           22,913,165          14,738,356
End of Period*                                          $  67,384,800       $  57,379,600        $  19,540,619       $  22,913,165
                                                               LATIN AMERICAN EQUITY             PACIFIC BASIN EQUITY
                                                            FOR THE             FOR THE           FOR THE           FOR THE
                                                          YEAR ENDED           YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                     SEPTEMBER 30, 1996  SEPTEMBER 30, 1995  SEPTEMBER 30, 1996  SEPTEMBER 30, 1995
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net Investment Income (Loss)                            $      23,831       $      48,923        $     (68,268)       $     28,202
Net Realized Gain (Loss) from
Investments and Foreign
Currency Transactions                                         938,638          (9,485,479)           1,604,612            (481,521)
Net Change in Unrealized Appreciation
(Depreciation) on
Investments, Foreign Currencies and
Forward Foreign
Currency Contracts                                          1,901,030          (3,176,213)             590,614            (821,330)
Net Increase (Decrease) in Net Assets
from Operations                                             2,863,499         (12,612,769)           2,126,958          (1,274,649)
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                            -               (479,804)                 -                 -
Net Realized Gains from Investment Transactions                  -                    -                    -              (831,820)
Total Distributions                                              -               (479,804)                 -              (831,820)
CAPITAL TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
PROCEEDS FROM SALES OF SHARES                              24,344,592          18,486,926           37,293,728          12,685,645
Dividend Reinvestments                                           -                327,552                 -                375,029
Cost of Shares Redeemed                                   (23,835,412)        (19,586,772)         (34,535,657)        (11,811,813)
NET INCREASE (DECREASE) FROM CAPITAL
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST                                           509,180            (772,294)           2,758,071           1,248,861
TOTAL INCREASE (DECREASE) IN NET ASSETS                     3,372,679         (13,864,867)           4,885,029            (857,608)
NET ASSETS
Beginning of Year                                          13,624,204          27,489,071           24,504,274          25,361,882
End of Year*                                            $  16,996,883       $  13,624,204        $  29,389,303       $  24,504,274


* Includes accumulated net investment income for the period ended September 30, 1996 and September 30, 1995, respectively, as follows:
$0 and 0 for Captial Appreciation Fund, $524,700 and $511,309 for Global High Yield Securities Fund, $0 and $0 for Intermediate Tax Free Fund, $1,972,372 and $799,626 for International Equity Fund, $0 and $0 for Latin American Equity Fund, $0 and $0 for Pacific Basin Equity Fund, and $0 and $0 for Small Cap Fund.
# The Board of Trustees approved the change of the fiscal year ends from December 31 to September 30.
See Notes to Financial Statements on Pages 27 and 28


BT INVESTMENT FUNDS

                 INTERMEDIATE TAX FREE                         INTERNATIONAL EQUITY
         FOR THE PERIOD             FOR THE               FOR THE             FOR THE PERIOD
       JANUARY 1, 1996 TO         YEAR ENDED            YEAR ENDED          JANUARY 1, 1995 TO
      SEPTEMBER 30, 1996#     DECEMBER 31, 1995     SEPTEMBER 30, 1996     SEPTEMBER 30, 1995
      $     713,520             $   1,103,629          $   1,050,869        $     767,061

            276,617                   373,106              6,080,697            1,956,485


           (754,829)                1,660,101              7,989,401            6,955,090
            235,308                 3,136,836             15,120,967            9,678,636

           (713,520)               (1,103,629)            (1,680,074)             (16,362)
                -                        -                (2,218,709)             (62,809)
           (713,520)               (1,103,629)            (3,898,783)             (79,171)

          3,212,369                 4,536,603             98,926,188           35,856,451
            480,696                   868,327              2,166,771               42,076
         (3,420,402)              (10,528,057)           (33,430,708)         (18,711,160)

            272,663                (5,123,127)            67,662,251           17,187,367
           (205,549)               (3,089,920)            78,884,435           26,786,832


         22,213,106                25,303,026             82,807,211           56,020,379
     $   22,007,557             $  22,213,106         $  161,691,646        $  82,807,211

                      SMALL CAP
           FOR THE               FOR THE
          YEAR ENDED            YEAR ENDED
     SEPTEMBER 30, 1996     SEPTEMBER 30, 1995
     $  (1,380,737)             $   (274,306)

         4,946,585                11,205,495


        38,472,178                19,127,778
        42,038,026                30,058,967

            -                           -
       (10,302,003)                     -
       (10,302,003)                     -

       249,711,457                90,112,541
         7,579,445                      -
      (169,725,477)              (18,568,384)

        87,565,425                71,544,157
       119,301,448               101,603,124


       122,934,781                21,331,657
    $  242,236,229            $  122,934,781


See Notes to Financial Statements on Pages 27 and 28


BT Investment Funds
FINANCIAL HIGHLIGHTS
Contained below are selected data for a share outstanding, total investment return, other supplemental data and ratios to average net assets for each of the periods indicated for each of the Funds.

                                                       CAPITAL APPRECIATION
                                                                                                       FOR THE PERIOD
                                                                                                        MARCH 9, 1993
                                           FOR THE           FOR THE PERIOD             FOR THE         (COMMENCEMENT OF
                                          YEAR ENDED        JANUARY 1, 1995 TO         YEAR ENDED        OPERATIONS) TO
                                     SEPTEMBER 30, 1996    SEPTEMBER 30, 1995**    DECEMBER 31, 1994    DECEMBER 31, 1993
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD        $16.83               $12.10                  $11.72             $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                 (0.10)               (0.07)                  (0.04)             (0.01)
Net Realized and Unrealized Gain
(Loss) on Investments
and Foreign Currency Transactions             1.89                 4.80                    0.42               1.73
Total from Investment Operations              1.79                 4.73                    0.38               1.72
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                           -                    -                      -                   -
Net Realized Gain from Investment
Transactions                                (1.83)                   -                      -                   -

Total Distributions                         (1.83)                   -                      -                   -
NET ASSET VALUE, END OF PERIOD             $16.79                $16.83                  $12.10             $11.72
TOTAL INVESTMENT RETURN                     12.35%                39.09%                   3.24%             21.54%*

SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period
(000's omitted)                           $67,385               $57,380                 $42,737           $17,573
Ratios to Average Net Assets:
Net Investment Income (Loss)                (0.66)%               (0.65)%*                (0.57)%           (0.23)%*
Expenses, including Expenses of
the Portfolio***                             1.25%                 1.25%*                  1.25%             1.25%*
Decrease Reflected in Above Expense
Ratio Due to Absorption of Expenses
by Bankers Trust                             0.26%                 0.32%*                  0.54%             0.74%*
                                                              INTERNATIONAL EQUITY
                                                                                                           FOR THE PERIOD
                                                                                                            AUGUST 4, 1992
                                             FOR THE           FOR THE PERIOD       FOR THE YEAR ENDED     (COMMENCEMENT OF
                                           YEAR ENDED        JANUARY 1, 1995 TO        DECEMBER 31,        OPERATIONS) TO
                                      SEPTEMBER 30, 1996     SEPTEMBER 30, 1995**      1994     1993       DECEMBER 31, 1992
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD        $15.47                  $13.37            $13.18    $9.75           $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                  0.18                    0.14              0.10     0.05             0.03
Net Realized and Unrealized Gain
(Loss) on Investments
and Foreign Currency Transactions             1.80                    1.97              0.44     3.60            (0.28)
Total from Investment Operations              1.98                    2.11              0.54     3.65            (0.25)
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                        (0.31)                  (0.00)            (0.09)    (0.15)             -
Net Realized Gain from Investment
Transactions                                 (0.37)                  (0.01)            (0.26)    (0.07)             -

Total Distributions                          (0.68)                  (0.01)            (0.35)    (0.22)             -
NET ASSET VALUE, END OF PERIOD              $16.77                  $15.47            $13.37    $13.18           $9.75
TOTAL INVESTMENT RETURN                      13.42%                  15.82%             4.12%    37.38%          (6.01)%*

SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period
(000's omitted)                           $161,692                 $82,807           $56,020   $33,869          $8,218
Ratios to Average Net Assets:
Net Investment Income (Loss)                  0.91%                   1.55%*            0.84%     0.79%           0.97%*
Expenses, including Expenses of the
Portfolio***                                  1.50%                   1.50%*            1.50%     1.50%           1.50%*
Decrease Reflected in Above Expense
Ratio Due to Absorption of Expenses
by Bankers Trust                              0.26%                   0.33%*            0.37%     0.62%           1.36%*


 *  Annualized
** The Board of Trustees approved the change of the fiscal year ends from December 31 to September 30.
***     Expenses allocated from Capital Appreciation Portfolio, Global
High Yield Securities Portfolio, Intermediate Tax Free Portfolio, International Equity Portfolio, Latin American Equity Portfolio, and Pacific Basin Equity Portfolio, respectively.
See Notes to Financial Statements on Pages 27 and 28


BT INVESTMENT FUNDS

             GLOBAL HIGH YIELD SECURITIES                                     INTERMEDIATE TAX FREE
                                         FOR THE PERIOD                                                      FOR THE PERIOD
                                        DECEMBER 14, 1993                                                     JULY 20, 1992
                                        (COMMENCEMENT OF      FOR THE PERIOD         FOR THE YEAR ENDED     (COMMENCEMENT OF
          FOR THE YEAR ENDED             OPERATIONS) TO     JANUARY 1, 1996 TO            DECEMBER 31,        OPERATIONS) TO
SEPTEMBER 30, 1996  SEPTEMBER 30, 1995  SEPTEMBER 30, 1994  SEPTEMBER 30, 1996**    1995     1994      1993   DECEMBER 31, 1992
     $9.78                 $10.29             $10.00              $10.56           $9.72    $10.54     $9.99      $10.00

      0.87                   0.77               0.31                0.33            0.47      0.42      0.41        0.16

      1.30                  (0.41)             (0.02)              (0.22)           0.84     (0.82)     0.57       (0.01)
      2.17                   0.36               0.29                0.11            1.31     (0.40)     0.98        0.15

     (0.75)                 (0.87)                -                (0.33)          (0.47)    (0.42)    (0.41)      (0.16)
        -                      -                  -                   -               -         -      (0.02)         -

     (0.75)                 (0.87)                -                (0.33)          (0.47)    (0.42)    (0.43)      (0.16)
    $11.20                  $9.78             $10.29              $10.34          $10.56     $9.72    $10.54       $9.99
     23.31%                  4.28%              3.66%*              4.09%*         13.71%    (3.81)%    9.94%       3.42%*


   $19,541                 $22,913           $14,738             $22,008         $22,213   $25,303   $31,709     $9,992

      8.04%                   8.68%             5.44%*              4.25%*          4.58%     4.20%     3.88%     3.72%*
      1.50%                   1.74%             1.75%*              0.85%*          0.85%     0.85%     0.85%     0.85%*

      1.00%                   0.87%             1.08%*              0.38%*          0.28%     0.36%     0.35%     0.80%*
                    LATIN AMERICAN EQUITY                                           PACIFIC BASIN EQUITY
                                            FOR THE PERIOD                                                 FOR THE PERIOD
                                            OCTOBER 25, 1993                                              NOVEMBER 1, 1993
                                           (COMMENCEMENT OF                                               (COMMENCEMENT OF
         FOR THE YEAR ENDED                  OPERATIONS) TO             FOR THE YEAR ENDED                 OPERATIONS) TO
SEPTEMBER 30, 1996   SEPTEMBER 30, 1995   SEPTEMBER 30, 1994   SEPTEMBER 30, 1996   SEPTEMBER 30, 1995   SEPTEMBER 30, 1994
        $8.50             $14.59                $10.00                $10.96              $11.82              $10.00

         0.02               0.03                    -                  (0.03)               0.01               (0.04)

         2.19              (5.92)                 4.59                  0.87               (0.49)               1.86
         2.21              (5.89)                 4.59                  0.84               (0.48)               1.82

           -                  -                    -                      -                   -                   -
           -               (0.20)                  -                      -                (0.38)                 -

           -               (0.20)                  -                      -                (0.38)                 -
     $10.71                $8.50               $14.59                 $11.80              $10.96              $11.82
      26.00%              (40.68)%              50.01%*                 7.66%              (3.87)%             20.11%*


   $16,997               $13,624              $27,489                $29,389             $24,504            $25,362

     0.16%                  0.29%                0.03%*                (0.24)%              0.12%             (0.59)%*
     2.00%                  2.00%                2.00%*                 1.75%               1.75%              1.75%*

     0.66%                  1.17%                1.27%*                 0.31%               0.52%              0.60%*


See Notes to Financial Statements on Pages 27 and 28

BT Investment Funds
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       SMALL CAP
                                                                                        FOR THE PERIOD
                                                                                        OCTOBER 21, 1993
                                               FOR THE                                  (COMMENCEMENT OF
                                              YEAR ENDED        FOR THE YEAR ENDED        OPERATIONS) TO
                                          SEPTEMBER 30, 1996     SEPTEMBER 30, 1995     SEPTEMBER 30, 1994
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD            $18.50                  $11.60                $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                              (0.12)                  (0.04)                (0.03)
Net Realized and Unrealized Gain on
Investments                                       4.65                    6.94                  1.63
Total from Investment Operations                  4.53                    6.90                  1.60
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain from Investment
Transactions                                     (1.37)                     -                     -
Net Asset Value, End of Period                  $21.66                  $18.50               $11.60
Total Investment Return                          26.41%                  59.48%               17.06%*
Supplemental Data and Ratios:
Net Assets, End of Period
(000's omitted)                               $242,236                $122,935              $21,332
Ratios to Average Net Assets:
Net Investment Loss                              (0.70)%                 (0.46)%              (0.58)%*
Expenses, including Expenses of the
Portfolio**                                       1.25%                   1.25%                1.25%*
Decrease Reflected in Above Expense
Ratio Due to Absorption of Expenses
by Bankers Trust                                  0.22%                   0.34%                0.86%*

*     Annualized
**    Expenses allocated from Small Cap Portfolio.
See Notes to Financial Statements on Pages 27 and 28


BT Investment Funds
NOTES TO FINANCIAL STATEMENTS
NOTE 1-ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. Organization
BT Investment Funds ("the Trust") is registered under the Investment Company Act of 1940 ("the Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The BT Investment Capital Appreciation Fund, Global High Yield Securities Fund, Intermediate Tax Free Fund, International Equity Fund, Latin American Equity Fund, Pacific Basin Equity Fund, and Small Cap Fund (each a "Fund", and collectively, the "Funds")
 are offered to investors by the Trust. The Funds commenced operations and began offering shares of beneficial interest on the following dates:

                                COMMENCEMENT OF
                              OPERATIONS AND ISSUANCE
     FUND                     OF BENEFICIAL INTEREST
Capital Appreciation             March 9, 1993
Global High Yield Securities     December 14, 1993
Intermediate Tax Free            July 20, 1992
International Equity             August 4, 1992
Latin American Equity            October 25, 1993
Pacific Basin Equity             November 1, 1993
Small Cap                        October 21, 1993

The Portfolios are an open-end management investment company registered under the Act. The Funds seek to achieve their investment objectives by investing all of their investable assets in the respective Portfolio. The value of such investment in the Portfolios reflects each Fund's proportionate interest in the net assets of the respective Portfolio. At September 30, 1996, each Fund's proportionate interest in net assets for its respective Portfolio was:

     FUND                   PRO RATA INTEREST
Capital Appreciation             98.67%
Global High Yield Securities     99.13%
Intermediate Tax Free           100.00%
International Equity             98.10%
Latin American Equity            99.89%
Pacific Basin Equity             99.33%
Small Cap                        98.86%

The financial statements of each of the Portfolios, including the Schedules of Portfolio Investments, are contained elsewhere in this report.

On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30 for International Equity Fund and Capital Appreciation Fund. In addition, on February 9, 1996, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30 for Intermediate Tax Free Fund.

B. Investment Income
Each of the Funds earns income, net of expenses, daily on its investment in the respective Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of each Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

C. Organization Expenses
Costs incurred by each Fund in connection with its organization and initial registration are being amortized evenly over a five year period.

D. Dividends
It is each Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income with the exception of International Equity Fund, Latin American Equity Fund and Pacific Basin Equity Fund which declare and distribute dividends annually, and Intermediate Tax Free Fund which declares dividends daily and pays these dividends monthly. Dividends payable to shareholders are recorded by each Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by each Fund will be made annually.

E. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required. Each of the Funds may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. For the period ended September 30, 1996, the following reclassifications were recorded; $410,072, $1,801,951 and $47,451 of Capital Appreciation Fund, International Equity Fund and Latin American Equity Fund's net realized gain
(loss) was reclassified as undistributed net investment income; $64,516 and $68,268 of Global High Yield Securities Fund and Pacific Basin Equity Fund's undistributed net investment income (loss) was reclassified as net realized captial gain; $1,380,737 and $23,620 of Small Cap Fund and Latin American Equity Fund's undistributed net investment income (loss) was reclassified as paid-in-capital.

For the period ended September 30, 1996 the Intermediate Tax-Free Fund has a capital loss carry forward of $668,173 which expires in 2002, and the Latin American Equity Fund has a capital loss carryforward of $8,029,673 which expires in 2004.
F. Other
The Trust accounts separately for the assets, liabilities, and operations of each of the Funds. Expenses directly attributable to each Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements.

NOTE 2-FEES AND TRANSACTIONS WITH AFFILIATES
The Funds have entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to each of the Funds in return for a fee computed daily and paid monthly at an annual rate of each Fund's average daily net assets. The following table provides annual rates and aggregated fees for each of the Funds for the period ended September 30, 1996:

      FUND                      ANNUAL RATE    AGGREGATE FEES
Capital Appreciation             0.65 of 1%     $  405,364
Global High Yield Securities     0.95 of 1%        185,042
Intermediate Tax Free            0.40 of 1%         67,185
International Equity             0.85 of 1%        982,662
Latin American Equity            0.95 of 1%        143,318
Pacific Basin Equity             0.75 of 1%        210,057
Small Cap                        0.65 of 1%      1,285,892

On September 30, 1996, the Trust entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood"). Prior to September 30, Signature Broker-Dealer Services, Inc. ("Signature") was the Trust's distributor. Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the 1940 Act, Edgewood, and previously Signature, may seek reimbursement, at an annual rate not exceeding 0.20 of 1% of each Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of each Fund's shares. For the period ended September 30, 1996, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of each Fund, to the extent necessary, to limit all expenses as follows. Capital Appreciation Fund to 0.65 of 1% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.25 of 1% of the average daily net assets of the Fund, including expenses of the Portfolio. Global High Yield Securities Fund 0.75 of 1% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.50 of 1% of the average daily net assets of the Fund, including expenses of the Portfolio. Intermediate Tax Free Fund 0.40 of 1% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 0.85 of 1% of the average daily net assets of the Fund, including expenses of the Portfolio. International Equity Fund 0.85 of 1% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.50 of 1% of the average daily net assets of the Fund, including expenses of the Portfolio. Latin American Equity Fund to 1.00 of 1% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 2.00 of 1% of the average daily net assets of the Fund, including expenses of the Portfolio. Pacific Basin Equity Fund to 0.75 of 1% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.75 of 1% of the average daily net assets of the Fund, including expenses of the Portfolio. Small Cap Fund 0.65 of 1% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.25 of 1% of the average daily net assets of the Fund, including expenses of the Portfolio. For the period ended September 30, 1996, expenses have been reduced as follows:

     FUND                                EXPENSES REDUCED
Capital Appreciation                        $  57,379
Global High Yield Securities                  109,939
Intermediate Tax Free                          40,323
International Equity                           74,494
Latin American Equity                          53,312
Pacific Basin Equity                           56,703
Small Cap                                     109,960

Each of the Funds is subject to such limitations as may from time to time be imposed by the Blue Sky laws of states in which each of the Funds sells its shares. Currently, the most restrictive jurisdiction imposes expense limitations of 2.50% of the first $30,000,000 of the average daily net assets, 2.00% of the next $70,000,000, and 1.50% of any excess over $100,000,000.

Certain trustees and officers of the Funds are also directors, officers and/or employees of Edgewood and/or Signature. None of the trustees so affiliated received compensation for services as trustees of the Funds. Similarly, none of the Funds' officers received compensation from the Funds.
Note 3-Shares of Beneficial Interest
At September 30, 1996, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                 FOR THE PERIOD ENDED SEPTEMBER 30, 1996
                CAPITAL APPRECIATION          GLOBAL HIGH YIELD        INTERMEDIATE TAX FREE        INTERNATIONAL EQUITY
                SHARES        AMOUNT       SHARES          AMOUNT       SHARES        AMOUNT        SHARES         AMOUNT
Sold          1,597,362   $ 25,355,460      955,647    $ 10,018,654     305,971    $ 3,212,369     6,278,513    $ 98,926,188
Reinvested      240,689      3,593,138       43,268         381,174      46,327        480,696       146,008       2,166,771
Redeemed     (1,233,122)   (19,562,155)  (1,596,653)    (16,324,044)   (328,712)    (3,420,402)   (2,134,450)    (33,430,708)
Increase
(Decrease)      604,929   $  9,386,443     (597,738)   $ (5,924,216)     23,586    $   272,663     4,290,071    $ 67,662,251
                LATIN AMERICAN EQUITY       PACIFIC BASIN EQUITY             SMALL CAP
                 SHARES      AMOUNT          SHARES        AMOUNT         SHARES        AMOUNT
Sold          2,527,607   $ 24,344,592     3,199,745   $ 37,293,728    12,796,190     $ 249,711,457
Reinvested          -            -               -              -         439,133         7,579,445
Redeemed     (2,542,427)   (23,835,412)   (2,946,088)   (34,535,657)   (8,695,218)     (169,725,477)
Increase
(Decrease)      (14,820)  $    509,180       253,657   $  2,758,071     4,540,105     $  87,565,425


                      FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                CAPITAL APPRECIATION*         GLOBAL HIGH YIELD          INTERMEDIATE TAX FREE**       INTERNATIONAL EQUITY*
                SHARES        AMOUNT         SHARES        AMOUNT         SHARES          AMOUNT         SHARES        AMOUNT
Sold            892,749   $ 12,646,445     1,942,399   $ 18,303,164       444,241    $     4,536,603     2,458,261   $ 35,856,451
Reinvested          -             -           49,577        458,206        84,551            868,327         2,716         42,076
Redeemed     (1,017,100)   (14,094,566)   (1,081,376)   (10,128,669)   (1,026,546)       (10,528,057)   (1,298,482)   (18,711,160)
Increase
(Decrease)     (124,351)  $ (1,448,121)      910,600   $  8,632,701      (497,754)   $    (5,123,127)    1,162,495   $ 17,187,367
                 Latin American Equity         Pacific Basin Equity            Small Cap
                 Shares        Amount         Shares         Amount        Shares         Amount
Sold          1,726,404   $  18,486,926     1,187,576    $ 12,685,645     6,022,926    $  90,112,541
Reinvested       27,924         327,552        36,517         375,029           -              -
Redeemed     (2,036,411)    (19,586,772)   (1,133,993)    (11,811,813)   (1,216,232)     (18,568,384)
Increase
(Decrease)     (282,083)  $    (772,294)       90,100    $  1,248,861     4,806,694     $ 71,544,157

 * The Board of Trustees approved the change of Capital Appreciation and International Equity Portfolios' fiscal year ends from December 31 to September 30.
** The Board of Trustees approved the change of the fiscal year end from December 31 to September 30. The period reflects the share balances as of December 31, 1995.

BT Investment Funds
REPORT OF INDEPENDENT ACCOUNTANTS
To the Trustees and Shareholders of BT Investment Funds:

We have audited the accompanying statement of assets and liabilities of the Capital Appreciation, Global High Yield Securities, Intermediate Tax Free, International Equity, Latin American Equity, Pacific Basin Equity and Small Cap Funds (seven of the Funds comprising BT Investment Funds) as of September 30, 1996, and the related statement of operations for the year then ended except for the Intermediate Tax Free Fund, for which the period was for the nine months ended September 30, 1996, the statement of changes in net assets for each of the two years in the period then ended except for the Intermediate Tax Free Fund, for which the periods were for the nine months ended September 30, 1996 and the year ended December 31, 1995 and the Capital Appreciation Fund and International Equity Fund, for which the periods were for the year ended September 30, 1996 and the nine months ended September 30, 1995 and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising BT Investment Funds as of September 30, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
October 29, 1996, except for the Intermediate Tax Free Portfolio, for which the date is November 4, 1996


Capital Appreciation Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS SEPTEMBER 30, 1996

    Shares                 Description                         Value
                 COMMON STOCKS - 91.90%
                 AMERICA'S CHANGING LEISURE TIME - 7.78%
     20,364      Applebees International, Inc. (a)          $  539,646
      8,865      Callaway Golf Co.                             302,518
     16,247      Circus Circus Enterprises, Inc. (a)           574,738
      3,842      Gemstar International Group Ltd. (a)          113,339
     35,249      GT Interactive Software Corp. (a)             801,915
     11,225      HFS, Inc. (a)                                 750,672
     38,455      International Game Technology                 788,327
     26,655      Mirage Resorts, Inc. (a)                      683,034
     23,175      Starbucks Corp. (a)                           764,775
                                                             5,318,964

                 AMERICA'S INDUSTRIAL RENAISSANCE - 5.75%
     28,228      Agco Corp.                                    719,814
     10,650      Harman International Industries, Inc.         519,187
     19,091      Input/Output, Inc. (a)                        567,957
      9,167      Potash Corporation of Saskatchewan, Inc.      670,337
     10,287      Raychem Corp.                                 771,525
     10,983      Western Atlas, Inc. (a)                       683,692
                                                             3,932,512

                 CLIENT-SERVER COMPUTING - 5.02%
     15,550      Adaptec, Inc. (a)                             933,000
     20,725      Cadence Design System, Inc. (a)               740,919
     30,104      Cognos, Inc. (a)                              982,143
      9,350      Peoplesoft, Inc. (a)                          778,387
                                                             3,434,449
                 ENVIRONMENTAL CRISIS - 1.33%
     26,655      U.S. Filter Corp. (a)                         909,602

                 FLOURISHING IN THE MANAGED CARE
                 ENVIRONMENT - 2.30%
     16,761      Oxford Health Plans, Inc.                     833,860
     48,350      Physician Reliance Network, Inc. (a)          737,337
                                                             1,571,197

                 INTERACTIVE MEDIA - 5.22%
     10,350      Clear Channel Communications, Inc. (a)         915,975
     16,399      CUC International, Inc. (a)                    653,910
     14,915      Intuit, Inc. (a)                               469,823
     16,822      Outdoor Systems, Inc. (a)                      790,634
     17,185      The Providence Journal Co. -Cl. A  (a)         504,809
      6,989      Univision Communications, Inc. (a)             234,132
                                                              3,569,283

                 LIFE ON THE NET - 4.05%
     10,439      America Online, Inc. (a)                       371,889
      4,630      McAfee Associates, Inc. (a)                    319,470
      7,808      Netscape Communications Corp. (a)              362,096
     45,443      Network General Corp. (a)                    1,039,509
     15,068      VeriFone, Inc. (a)                             674,293
                                                              2,767,257

                 LIFE SCIENCES REVOLUTION - 6.20%
     17,790      BioChem Pharma, Inc. (a)                       713,824
     20,998      Centocor, Inc. (a)                             745,429
     22,782      Elan Corp., ADR (a)                            680,612
     10,347      Genetics Institute, Inc. (a)                   719,117
     24,355      Genzyme Corp. (a)                              621,052
     17,850      U.S. Surgical Corp.                            758,625
                                                              4,238,659
                 MANAGING THE INFORMATION AGE - 3.72%
     34,431      Cheyenne Software, Inc. (a)                 $  740,266
     10,167      Electronics for Imaging, Inc                   729,482
     19,697      Pure Atria Corp. (a)                           743,562
     11,285      Sterling Commerce, Inc.                        332,907
                                                              2,546,217

                 MOVE TO OUTSOURCING - 8.97%
     25,475      AccuStaff, Inc. (a)                            659,166
     18,698      APAC Teleservices, Inc. (a)                    958,272
     10,878      CoreStaff, Inc. (a)                            290,986
     21,482      Corporate Express, Inc. (a)                    835,113
     11,588      Danka Business Systems, ADR                    460,623
     17,578      Global DirectMail Corp. (a)                    839,350
     18,049      Paychex, Inc.                                1,046,842
      4,477      Quintiles Transnational Corp. (a)              327,940
     22,722      USA Waste Services, Inc. (a)                   715,743
                                                              6,134,035

                 NEW CONSUMER - 8.70%
     10,044      Abercrombie & Fitch Co. (a)                    246,078
     10,257      Blyth Industries, Inc. (a)                     497,465
      6,807      Fila Holdings, ADR                             654,323
     12,042      Gucci Group NV                                 873,045
     12,586      Jones Apparel Group, Inc. (a)                  802,358
     19,576      Saks Holdings, Inc. (a)                        685,160
     34,369      Staples, Inc. (a)                              762,562
     11,314      Tommy Hilfiger Corp. (a)                       670,354
     26,747      Williams-Sonoma, Inc. (a)                      758,946
                                                              5,950,291

                 NEW HEALTH CARE PARADIGM - 4.27%
      9,470      Cardinal Health, Inc. (a)                      782,459
     16,973      Healthsouth Corp. (a)                          651,339
     23,417      Omnicare, Inc.                                 714,218
     20,363      PhyCor, Inc. (a)                               775,067
                                                              2,923,083

                 OTHER - 1.47%
     16,490      IMC Global, Inc.                               645,171
     15,552      Sunbeam Corporation, Inc                       359,640
                                                              1,004,811

                 PRODUCTIVITY ENHANCEMENT - 4.04%
     15,976      Catalina Marketing Corp. (a)                   850,722
     13,101      Checkpoint Systems, Inc. (a)                   347,176
     15,914      Compuware Corp. (a)                            728,066
     17,003      Parametric Technology Co.                      839,523
                                                              2,765,487

                 REDISTRIBUTION OF DEBT - 0.88%
     22,601      The Money Store, Inc.                          598,927

                 RE-ENERGIZING AMERICA - 4.56%
     20,634      BJ Services Co. (a)                            747,983
     13,312      Cooper Cameron Corp. (a)                       763,776
     42,933      Global Marine, Inc. (a)                        676,195
     24,991      Tidewater, Inc.                                934,039
                                                              3,121,993
                 SPECIAL SITUATIONS - 0.38%
     13,433      Softkey International, Inc. (a)               260,264


See Notes to Financial Statements on Pages 48-50

Capital Appreciation Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS SEPTEMBER 30, 1996
Shares                 Description                         Value
                 STORES OF VALUE - 7.65%
     19,908      Borders Group, Inc. (a)                   $    741,573
     22,328      Consolidated Stores Corp. (a)                  893,120
     12,859      Nine West Group, Inc. (a)                      697,601
     17,276      Oakley, Inc.  (a)                              734,230
     28,501      PETsMART, Inc. (a)                             737,463
     30,013      Price/Costco, Inc. (a)                         615,267
     22,631      U.S. Office Products Co. (a)                   811,887
                                                              5,231,141

                 TELECOMMUNICATIONS - 6.96%
     13,645      Andrew Corp. (a)                               680,544
     11,013      Aspect Telecommunication Corp. (a)             685,559
     12,101      Excel Communications, Inc. (a)                 382,694
     27,623      McLeod, Inc.-Cl. A (a)                         911,559
      7,684      Omnipoint Corp. (a)                            223,797
     14,191      QUALCOMM, Inc. (a)                             603,118
     34,401      Teleport Communications Group Inc. (a)         812,724
     21,420      WorldCom, Inc. (a)                             457,853
                                                              4,757,848

                 THE UBIQUITOUS SEMICONDUCTOR - 0.43%
      8,683      Xilinx, Inc.                                   295,222
                 The Greying of America - 2.22%
     11,165      Guidant Corp.                            $     616,866
      8,230      Loewen Group, Inc. (a)                         344,631
     25,234      Nellcor Puritan Bennett, Inc. (a)              555,148
                                                              1,516,645

TOTAL  COMMON STOCKS   (Cost $47,822,620)                 $  62,847,887

   Principal
    Amount
                   SHORT TERM INVESTMENTS - 7.90%
                   U.S. TREASURY BILLS - 7.90%
   $ 3,105,740      5.00%, 10/24/96                       $   3,095,765
     2,325,145      5.12%, 12/5/96                            2,304,491

TOTAL SHORT TERM INVESTMENTS (Cost $5,399,135)            $   5,400,256

TOTAL INVESTMENTS (Cost $53,221,755) - 99.80%             $  68,248,143
Other Assets in Excess of Liabilities - 0.20%                   137,352
NET ASSETS - 100.00%                                      $  68,385,495

(a) Non-Income Producing Security

Global High Yield Securities Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS SEPTEMBER 30, 1996

  Principal
   Amount                Description                          Value
                 CORPORATE DEBENTURES - 41.56%
                 China - 1.33%
$   250,000      Zhuhai Highway 11.50%, 7/1/08 (b)          $  263,125

                  COLOMBIA - 2.72%
     500,000      Celcaribe, 3/15/04 (b)(c)                    537,500

                  HONG KONG - 9.78%
     500,000      Bank of  East Asia 2.00%, 7/19/03            520,000
     350,000      China Overseas Land 5.25%, 12/8/00           353,937
     390,000      Hysan Development Finance 6.75%, 6/1/00      444,112
     500,000      Lai Fung Overseas Finance 5.75%, 1/5/98      458,750
     150,000      New World Development 4.375%, 12/11/00       153,469
                                                             1,930,268

                 INDIA - 0.27%
     50,000      Mahindra & Mahindra 5.00%, 7/9/01              53,000

                  MALAYSIA - 1.06%
     250,000      Aokam Perdana Berhad 3.50%, 6/13/04          208,750

                  SOUTH AFRICA - 1.75%
      20,000      Investec Overseas Finance 6.375%,
                  11/30/02 (b)     21,550
     300,000      Investec Overseas Finance  6.375%,
                  11/30/02                                     324,375
                                                               345,925
                  THAILAND - 0.70%
     150,000      Tanayong Public 3.50%, 3/1/04                138,000

                  UNITED KINGDOM - 1.90%
     500,000      Videotron Holdings Plc., 7/1/04 (c)          376,250

                  UNITED STATES - 22.05%
$    500,000      Cinemark USA, Inc.  9.625%, 8/1/08 (b)    $  491,250
     250,000      Eagle Food Centers, Inc. 8.625%, 4/15/00     235,625
     500,000      Giant Industries 9.75%, 11/15/03             506,250
     150,000      Grupo Industrial Durango 12.625%, 8/1/03     159,938
     400,000      Nextel Communications, Inc. 8/15/04 (e)      261,000
     200,000      Paracelsus Healthcare 10.00%, 8/15/06        206,750
     500,000      Pricellular, 10/1/03 (c)                     407,500
     500,000      Schuller International Group 10.875%,
                  12/15/04                                     548,750
     500,000      Station Casinos 10.125%, 3/15/06             493,750
     500,000      Tenet Healthcare 8.625%, 12/1/03             523,125
     250,000      Twin Laboratories 10.25%, 5/15/06 (b)        252,500
     250,000      United Meridian Corp. 10.375%, 10/15/05      266,875
                                                             4,353,313

TOTAL CORPORATE DEBENTURES (Cost $7,808,167)              $  8,206,131

                    GOVERNMENT BONDS - 53.07%
                    ARGENTINA - 7.06%
       500,000      Argentina Discount 6.437%, 3/31/23          370,000
       245,000      Argentina FRB 6.625%, 3/31/05               205,494
     1,400,000      Argentina Par Ser. L-GP 5.25%,
                    3/31/23 (a)                                 819,000
                                                              1,394,494

                    BRAZIL - 16.65%
     1,136,551      Brazil C 8.00%, 4/15/14 (f)                 801,269
     1,298,916      Brazil C Ser. L 8.00%, 4/15/14 (f)          915,735
     1,000,000      Brazil DCB Ser. L 6.562%, 4/15/12 (a)       755,625
     1,000,000      Brazil New Money Bond 6.562%, 4/15/09       813,750
                                                              3,286,379


See Notes to Financial Statements on Pages 48-50

Global High Yield Securities Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS SEPTEMBER 30, 1996

  Principal
   Amount                Description                          Value
                    BULGARIA - 1.29%
$      500,000      Bulgaria Discount 6.687%, 7/28/24 (a)  $    254,063

                    MEXICO-17.91%
       500,000      Mexico Discount Ser. D 6.453%,
                    12/31/19          421,875
     1,000,000      Mexico Discount Ser. B 6.390%,
                    12/31/19          845,000
     2,550,000      Mexico Par Ser. B 6.25%, 12/31/19         1,772,250
       500,000      United Mexican States, 11.375%,
                    9/15/16          497,500
                    3,536,625

                    MOROCCO - 3.18%
       800,000      Morocco Restructuring & Consolidation
                    Agreement Ser. A  6.437%, 1/1/09 (a)        628,500

                    PANAMA - 4.00%
       700,000      Panama IRB 3.50%, 7/17/14                   441,000
       505,000      Panama PDI 6.75%, 7/17/16                   348,766
                                                                789,766

                   POLAND - 2.98%
      615,000      Poland Discount 6.437%, 10/27/24 (a)          587,325

TOTAL GOVERNMENT BONDS (Cost $9,209,215)                   $  10,477,152

                 OTHER SECURITIES - 1.44%
                 SOUTH AFRICA - 1.36%
     24,185      Bidvest Group Ltd.                       $     133,192
      9,035      Fedsure Holdings Ltd.                           63,690
        151      South African Breweries                          4,025
      2,580      South African Breweries - B                     68,201
                                                                269,108

                 UNITED STATES - 0.08%
        500      IHF Holdings - Warrants Ser. I
                 Expire 11/14/99 (Cost $0)                       15,000

TOTAL OTHER SECURITIES (Cost $298,263)                    $     284,108

TOTAL INVESTMENTS (Cost $17,315,645) - 96.07%             $  18,967,391
Other Assets in Excess of Liabilities - 3.93%                   775,764
NET ASSETS - 100.00%                                      $  19,743,155


(a) Floating Rate Security
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c) Debt obligations initially issued in zero coupon form which converts to coupon form at specified rate and date
(d) Non-Income Producing Security
(e) Zero coupon
(f) Payment-in-Kind Security

Intermediate Tax Free Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 1996

  Principal
     Amount                      Description                                 Value
                  ARIZONA - 7.43%
$    1,080,000      Phoenix Arizona, 6.375%, 7/1/02                          $  1,175,558
       440,000      Arizona State Transportation Board Excise
                  Tax Revenue, 5.60%, 7/1/03                                      460,192
                                                                                1,635,750

                   CALIFORNIA - 4.75%
    1,000,000      Northern California Power Agency Public
                   Power Revenue, 5.85%, 7/1/10                                 1,046,460

                   COLORADO - 5.90%
    1,300,000      Pinellas Colorado G.O., 5.40%, 12/1/15                       1,300,000

                   CONNECTICUT - 8.13%
    1,000,000      Connecticut State Series B, 5.125%, 8/15/10                    968,200
      500,000      Connecticut State Special Tax Obligations,
                   5.90%, 09/01/05                                                531,340
      275,000      Connecticut State Special Tax Obligitory
                   Revenue, 6.75%, 2/15/99                                        289,990
                                                                                1,789,530

                   DELAWARE - 2.52%
      520,000      Delaware Transportation Authority,
                   6.10%, 7/1/02                                                  555,334
                   FLORIDA - 3.22%
$      50,000      Dade County Aviation Authority, 5.40%,
                   10/01/2007                                                $     50,910
      575,000      Florida State Board Of Education Capital Outlay,
                   Public Education Series A, 5.00%, 6/1/09                       556,870
      100,000      Palm Beach Florida, 5.00%, 10/1/11                             100,000
                                                                                  707,780

                  GEORGIA - 3.99%
      750,000     Georgia State Series C, 7.25%, 7/1/06                           879,233

                  ILLINOIS - 9.43%
    1,000,000     Chicago Illinois O'Hare International Airport
                  Revenue, 5.75%, 1/1/09                                        1,026,920
    1,000,000     Illinois State Sales Tax, 6.00%, 6/15/12                      1,048,280
                                                                                2,075,200

                  INDIANA - 1.47%
     300,000      Indiana University Revenues, 6.60%, 8/1/01                      323,706

                  MICHIGAN - 7.95%
     500,000      Michigan State Building Authority, 6.00%,
                  10/1/02*                                                        532,715
     200,000      Michigan State Housing Development
                  Authority, 6.30%, 12/1/03                                       208,202

See Notes to Financial Statements on Pages 48-50

Intermediate Tax Free Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 1996

  Principal
     Amount                      Description                                 Value
$  1,000,000      Michigan State Underground Storage Tank
                  Financial Assurance Authority, 5.50%, 5/1/08               $  1,009,140
                                                                                1,750,057

                  NEBRASKA - 1.41%
     300,000      Nebraska Public Power District Revenue,
                  5.70%, 1/1/05                                                   310,443

                  NEVADA - 2.38%
     500,000      Clark County Nevada, 5.70%, 7/1/03*                             523,160

                  NEW JERSEY - 1.07%
     225,000      New Jersey State Turnpike Authority,
                  6.00%, 1/1/05                                                   234,634

                  NEW YORK - 21.40%
       200,000    New York City, New York G.O., 5.00%, 8/15/20                    200,000
       200,000    New York City, New York G.O., 5.00%, 8/15/23                    200,000
       200,000    New York City, New York G.O., 5.00%, 8/15/23                    200,000
       200,000    New York City, New York G.O., 5.00%, 8/1/15                     200,000
       200,000    New York City, New York G.O., 5.00%, 8/1/17                     200,000
       200,000    New York City, New York G.O., 5.00%, 8/1/18                     200,000
       300,000    New York City, New York G.O., 5.00%, 8/1/22                     300,000
       200,000    New York Energy, 3.25%, 6/1/29                                  200,000
     1,000,000    New York State Energy Revenues, 1.85%,
                  10/1/29                                                       1,000,000
     1,000,000    New York State Environment Facility Corp.,
                  5.75%, 6/15/10                                                1,033,010
     1,000,000    New York State Throughway Authority Highway
                  & Bridge Trust  Fund, 5.20%, 4/1/09                             979,940
                    4,712,950

                  OHIO - 4.91%
$    1,000,000    Ohio State Building Authority, 6.50%, 10/1/01              $  1,081,960

                    TEXAS - 7.13%
       175,000      Garland Texas Independent School District,
                    6.40%, 2/15/98                                                176,570
       500,000      Texas State Ref Series Authority, 6.00%, 10/01/06             536,740
       300,000      Texas Water Reserve Finance Authority
                    Revenue, 7.30%, 8/15/04                                       316,302
       500,000      University of Texas, 6.50%, 8/15/01                           540,920
                                                                                1,570,532

                    WASHINGTON - 4.64%
     1,000,000      Washington  State Public Power Supply System
                    Nuclear Project Number 1 Revenue,
                    5.50%, 7/1/04                                               1,022,050

                   WISCONSIN - 0.95%
      200,000      Wisconsin State Transportation, 6.00%, 7/1/00                  209,780

TOTAL  MUNICIPALS (Cost $21,019,018)                                        $  21,728,559

TOTAL INVESTMENTS (Cost $21,019,018) 98.68%                                    21,728,559
Liabilities in Excess of Other Assets - 1.32%                                     290,842
NET ASSETS - 100.00%                                                        $  22,019,401

*  Insured by American Municipal Bond Assurance Corporation ("AMBAC")

International Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 1996

     Shares                        Description                                   Value
                  COMMON STOCKS - 90.24%
                  AUSTRALIA - 2.62%
     265,000      Aristocrat Leisure (Entertainment)                           $  744,415
     307,300      Capral Aluminum Ltd. (Metals-Diversified)                       936,191
     206,960      News Corporation (Services)                                   1,085,778
     140,000      TABCORP Holdings Ltd. (Capital Equipment)                       691,280
     134,000      WMC Ltd. (Mining)                                               862,058
                                                                                4,319,722

                  AUSTRIA - 0.61%
      10,000      OMV AG (Energy)                                               1,006,421

                  BRAZIL - 0.34%
   8,600,000      Telec Brasileiras-Telebras"ON" (Telecommunication)              561,877

                  CANADA - 0.33%
      24,800      Canadian Natural Resources Ltd. (Energy) (a)                    549,776

                  FINLAND - 2.34%
      79,900      KCI Konecranes International Corp.
                  (Capital Equipment) (a)                                       2,221,631
     36,800      Nokia AB ADR-A (Consumer Goods)                                1,628,400
                                                                                3,850,031

                 FRANCE - 11.62%
     14,889      Accor SA (Diversified)                                      $  1,840,463
     67,100      Assurances Generales de France (Finance)                       1,879,887
     22,000      Chargeurs International SA (Diversified)                         814,136
     11,750      Christian Dior (Consumer Goods)                                1,375,041
     13,987      Club Mediterranee (Services)                                   1,002,691
      6,117      Compagnie Generale des Eaux (Diversified)                        664,878
      2,200      Comptoirs Modernes (Retail-Grocery)                            1,043,458
     66,700      Dassault Systemes SA (Computer Software) (a)                   2,793,063
     21,200      Genset ADR (Biopharmaceuticals) (a)                              365,700
      7,000      Groupe Danone (Food Processing)                                1,022,611
     20,944      Lyonnaise des Eaux-Dumez (Diversified)                         1,874,746
      7,900      Pathe SA (Services) (a)                                        2,018,891
     29,800      SGS-Thomson Microelectronics N.V.
                 (Consumer Goods) (a)                                           1,411,775
     13,251      Total SA - B (Energy)                                          1,043,639
                                                                               19,150,979

                 GERMANY - 7.13%
     31,000      adidas AG (Consumer Goods) (b)                                 2,822,986
     40,600      BASF AG (Diversified)                                          1,277,650
      6,500      Berliner Kraft & Licht (Utilities)                             1,768,504
     10,344      SAP AG - Vorzug (Computer Software)                            1,739,485
     16,000      SGL Carbon AG (Diversified)                                    1,867,174


See Notes to Financial Statements on Pages 48-50

International Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 1996

Shares                        Description                                   Value
      6,100      Volkswagen AG (Consumer Goods)                              $  2,275,552
                                                                               11,751,351

                  HONG KONG - 6.91%
     797,000      CDL Hotels International (Services)                             432,872
     127,000      Cheung Kong Holdings, Ltd. (Finance)                            977,176
     687,000      China Resources Enterprises, Ltd. (Real Estate)                 692,952
   2,000,000      China Travel International Investment
                  Hong Kong Ltd. (Transportation)                                 594,853
     500,000      First Pacific Co. (Diversified) (b)                             756,498
   2,412,000      First Sign International Holdings Ltd. (Textile)                647,213
     672,000      Founder Hong Kong Ltd. (Services) (a)                           262,873
     662,000      Giordano International Ltd. (Diversified)                       582,129
     770,000      Goldlion Holdings Ltd. (Consumer Goods)                         652,205
     806,000      Guangnan Holdings, Ltd. (Services)                              536,778
      28,200      Guangshen Railway Company Ltd.
                  (Transportation) (a)                                            535,800
     138,000      Guoco Group (Finance)                                           674,564
     166,000      Hutchison Whampoa Ltd. (Diversified)                          1,116,255
     133,000      Jardine Matheson Holdings (Diversified)                         831,250
     114,000      Pico Far East Holdings (Diversified)                             25,061
     626,000      Shanghai Industrial Holdings Ltd. (Diversified) (a)           1,436,894
   1,856,000      Theme International Holdings Ltd.
                  (Consumer Goods)                                                630,027
                                                                               11,385,400

                 INDIA - 0.37%
     46,000      Tata Engineering and Locomotive Company Ltd.
                 (Diversified) (b)                                               603,750

                  INDONESIA - 1.16%
     217,500      Bukaka Teknik Utama PT (Capital Equipment)                     175,570
     332,000      Ciputra Development PT (Real Estate)                           264,422
     498,000      Citra Marga Nusaphala Persada PT
                  (Capital Equipment)                                            337,674
     545,000      Fiskaragung Perkasa PT (Consumer Goods) (a)                    404,738
     207,000      Kalbe Farma PT (Pharmaceuticals)                               494,597
     265,200      Steady Safe PT (Transportation)                                242,617
                                                                               1,919,618

                  IRELAND - 2.20%
     192,600      Bank of Ireland (Finance)                                    1,517,663
     207,300      CRH Plc. (Materials)                                         2,101,634
                                                                               3,619,297
                  ITALY - 5.34%
      75,000      Bulgari SPA (Consumer Goods)                                 1,396,965
   1,400,000      Credito Italiano (Finance)                                   1,608,751
     246,700      Ente Nazionale Idrocarburi SPA (Oil)                         1,261,824
   1,020,000      Parmalat Finanziaria SPA (Finance)                           1,467,626
      62,000      Safilo SPA (Consumer Goods)                                  1,380,901
     486,700      Societa Finanziaria Telefonica (Services)                    1,689,964
                                                                               8,806,031

                 JAPAN - 15.44%
     92,600      AJL Peps Trust (Consumer Goods)                               1,828,850
     68,000      Canon Inc.(Capital Equipment)                                 1,337,104
     51,000      Daimaru Inc. (Services)                                         337,939
        280      East Japan Railway Co. (Transportation)                       1,352,548
    163,000      Hitachi Ltd. (Capital Equipment)                              1,580,606
     58,000      Jusco Co. (Services)                                          1,765,387
    204,000      Mitsubishi Electric Corp. (Capital Equipment)                 1,392,054
     64,000      Mitsubishi Estate Co. (Finance)                                 879,192
    237,000      Mitsubishi Heavy Industry (Capital Equipment)                 1,930,047
    200,000      Obayashi Corp. (Capital Equipment)                         $  1,641,302
     75,000      Sankyo Co. (Health & Personal)                                1,919,192
     30,000      Sony Corp. (Consumer Goods)                                   1,893,603
    440,000      Sumitomo Metal Industries (Steel)                             1,248,395
    114,000      Sumitomo Realty & Development (Finance)                         878,222
    108,000      Takashimaya Co. (Retail)                                      1,609,697
     94,000      Takeda Chemical Industries (Pharmaceuticals)                  1,721,751
     83,000      Toyota Motor Corp. (Consumer Goods)                           2,123,906
                                                                              25,439,795

                 MALAYSIA - 2.49%
     76,000      Edaran Otomobil Nasional (Consumer Goods)                       748,933
     97,000      Jaya Tiasa Holdings (Materials)                                 603,710
    183,337      Kentucky Fried Chicken (Consumer Goods)                         797,276
    102,000      Perusahaan Otomobil Nasional BHD
                 (Consumer Goods)                                                553,441
    127,000      Sungei Way Holdings (Diversified)                               678,955
    188,000      UMW Holdings BHD (Diversified)                                  723,798
                                                                               4,106,113

                 NETHERLANDS - 5.98%
     18,000      Gucci Group (Consumer Goods)                                   1,305,000
     97,250      Internationale Nederlanden Groep NV (Finance)                  3,035,332
     32,200      KLM Royal Dutch Airlines (Transportation)                        861,979
     28,140      Koninklijke Ahold NV (Retail)                                  1,593,761
     60,300      Philips Electronics (Consumer Goods)                           2,178,117
     18,750      Toolex Alpha NV ADR (Diversified) (a)                            421,875
     20,500      Toolex Alpha NV (Diversified) (a)                                467,298
                                                                                9,863,362

                  PHILIPPINES - 1.48%
   3,720,000      Belle Corp. (Real Estate) (a)                                 1,091,824
   1,270,100      Mondragon International Philippines
                  (Consumer Goods) (a)                                            726,187
   1,232,400      Universal Robina Corp. (Consumer Goods)                         622,424
                                                                                2,440,435

                  SINGAPORE - 0.52%
      86,000      Far East Levingston Shipbuilding Ltd.
                  (Capital Equipment)                                            406,150
      73,000      Singapore Land Ltd. (Finance)                                  443,257
                                                                                 849,407
                  SOUTH AFRICA - 0.53%
      53,960      Fedsure Holdings Ltd. (Finance) (b)                            392,522
       6,932      Liberty Life Association of Africa (Services)                  209,725
      19,600      Metro Cash and Carry Ltd. (Services) (b)                       267,050
         169      South African Breweries (Diversified)                            4,508
                                                                                 873,805

                  SOUTH KOREA - 0.60%
      65,000      Korea Mobile Telecommunications
                  (Telecommunications) (a)                                       983,125

                  SPAIN - 4.25%
       9,932      Acerinox (Steel)                                             1,156,368
      61,204      Autopistas Concesionaria Espanola SA
                  (Diversified)                                                  731,655
       9,635      Banco Popular Espanol (Finance)                              1,770,850
      20,200      Fomento de Construcciones y Contratas
                  (Capital Equipment)                                          1,596,745
     180,100      Iberdrola SA (Utilities)                                     1,746,229
                                                                               7,001,847

See Notes to Financial Statements on Pages 48-50


International Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 1996

   Shares                        Description                                   Value
                 SWEDEN - 2.02%
     79,000      Nordbanken AB (Finance)                                    $  2,027,476
     74,800      Svedala Industries (Capital Equipment)                        1,298,611
                                                                               3,326,087

                 SWITZERLAND - 3.12%
      1,791      ABB AG - Bearer (Machinery)                                   2,191,603
        794      Ciba-Geigy AG, - B (Consumer Goods)                           1,011,501
      9,841      TAG Heuer International SA
                 (Consumer Goods)                                              1,931,147
                                                                               5,134,251

                 TAIWAN - 0.39%
     28,130      Taiwan Fund, Inc. (Diversified)                                 650,506

                 THAILAND - 0.66%
     41,300      PTT Exploration & Production (Energy)                           610,949
    135,500      Thai Military Bank (Finance)                                    482,453
                                                                               1,093,402

                 UNITED KINGDOM - 10.13%
    170,000      Barclays Plc. (Finance)                                       2,495,656
     98,600      British Aerospace Plc. (Aerospace)                            1,628,608
    160,000      British Land Company Plc. (Real Estate)                       1,140,657
    692,500      Iceland Group (Services)                                        936,496
    560,700      Lonrho (Diversified)                                          1,494,600
    210,000      Millennium & Copthorne Hotels Plc. (Services)                 1,025,981
    231,000      National Power Plc. (Utilities)                               1,421,107
    108,500      National Westminster Bank Plc. (Finance)                      1,151,780
     96,600      Powerscreen International Plc. (Diversified)                    829,879
    307,000      Rolls-Royce Plc. (Aerospace)                                  1,149,513
    427,100      Storehouse Plc. (Services)                                    2,013,201
    157,000      United Utilities Plc. (Utilities)                             1,400,314
                                                                              16,687,792

                 VENEZUELA - 1.10%
    822,688      Electricidad de Caracas (Utilities)                             816,585
    155,902      Mavesa SA, ADR (Consumer Goods) (b)                           1,004,009
                                                                               1,820,594

                 OTHER - 0.56%
     63,500      Latin American Equity Fund (Diversified)                        928,688

TOTAL COMMON STOCKS (Cost $128,783,890)                                   $  148,723,462

                PREFERRED STOCK CONVERTIBLE - 0.25%
                SOUTH AFRICA - 0.25%
    16,000      South African Breweries
                (Diversified) (Cost $594,485)                                    423,234

                CORPORATE DEBT CONVERTIBLE - 0.65%
                SOUTH AFRICA - 0.65%
$  280,000      Investec O/S Finance BVI, 6.375% 11/30/02
                (Finance)                                                     $  302,750
   590,000      Liberty Life International, 6.50%, 9/30/04
                (Finance)                                                        772,900

TOTAL CORPORATE DEBT CONVERTIBLE (Cost $1,084,333)                             1,075,650

                 SOVEREIGN DEBT - 0.66%
                 ITALY - 0.66%
  1,075,000      Republic of Italy, 5.00%, 6/28/01
                 (Finance) (Cost $1,083,701)                                    1,088,437

                 SHORT TERM INSTRUMENT - 10.78%
                 U.S. TREASURY BILL - 10.78%
$18,030,000      5.36%, 1/16/97 (Cost $17,754,106)                         $  17,759,911

TOTAL INVESTMENTS (Cost $149,300,515) - 102.58%                           $  169,070,694
Liabilities in Excess of Other Assets - (2.58%)                               (4,257,333)
NET ASSETS - 100%                                                         $  164,813,361
(a) Non-Income Producing Security
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This Security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
Industry Diversification (as a percentage of Total Investments):
Consumer Goods          20.84%
Finance                 14.10%
Diversified             12.45%
Services                11.13%
U.S. Treasury           10.50%
Capital Equipment        9.94%
Utilities                4.23%
Transportation           3.77%
Energy                   2.64%
Retail                   2.51%
Metals Diversified       2.49%
Materials                1.98%
Real Estate              1.89%
Other*                   1.53%
                       100.00%

*  No one industry represents more than 1.50% of Portfolio holdings.
See Notes to Financial Statements on Pages 48-50

Latin American Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 1996

     Shares                      Description                                     Value
                  COMMON STOCKS - 84.64%
                  ARGENTINA - 0.33%
      27,412      Mirgor Sacifia - ADS (Auto Parts)(a)(b)                   $     56,880

                  BRAZIL - 17.08%
       2,400      Centrais Electricas Brasileiras SA
                  Electrobras ADR- B (Utility) (a)                               199,794
   2,898,059      Centrais Electricas Brasileiras SA
                  Electrobras (Utility)                                          774,973
   2,250,000      CIA Paulista De Forca E Luz (Utility) (a)                      206,840
      22,300      Compania Vale de Rio Doce, ADR
                  (Metals/Mining)                                                442,267
  11,176,500      Telec Brasileiras-Telebras ON
                  (Telecommunications)                                           729,664
       6,300      Telecommunicacoes Brasileiras SA
                  Telebras, ADR (Telecommunications)                             494,550
       6,500      Usiminas, ADR (Metals/Mining) (b)                               64,188
                                                                               2,912,276

                  CHILE - 10.23%
      13,000      Banco BHIF, ADR (Financial Services) (a)                       237,250
      10,744      Chile Fund (Country Fund)                                      247,112
      10,056      Chilgener SA, ADR (Utility)                                    233,802
       1,000      Compania Telefonica de Chile SA, ADR
                  (Telecommunications)                                            96,625
       1,600      Embotelladora Andina, ADR (Beverages)                           55,600
       6,859      Empresa Nacional Electricidad SA (Utility)                     129,464
      14,450      Madeco SA, ADR (Building Materials)                            334,156
      16,000      Santa Isabel, ADR (Retail)                                     410,000
                                                                               1,744,009

                  COLOMBIA - 6.76%
      20,000      Banco de Colombia, GDR (Financial Services)                    157,500
      45,320      Carulla CIA SA, ADR - B (Retail) (b)                           317,240
      38,700      Cementos Diamante SA, ADR - B
                  (Building/Construction) (b)                                    493,425
       5,300      Cementos Diamante SA (Building/Construction)                    20,638
     135,000      Gran Cadena Almacenes (Retail)                                 121,562
       3,794      Gran Cadena de Almacenes Colombiano,
                  ADR (Retail)                                                    41,734
                                                                               1,152,099

                  MEXICO - 36.60%
      83,400      Cemex SA de CV - B (Building Materials)                        346,118
          24      Controladora de Farmacia (Retail)                                   29
       9,000      Consorcio ARA, ADR (Building/Construction) (a) (b)             192,375
     110,100      Corporacion GEO, SA de CV - B
                  (Building/Construction)                                        515,318
     102,300      Corporacion Industrial Sanluis, SA de CV
                  (Diversified)                                                  583,254
       8,400      Empresas La Moderna, ADR (Tobacco)                             160,650
     159,400      Fomento Economico Mexicano SA de CV
                 (Beverages)                                                     489,275
     126,544      Gruma SA - B (Food) (a)                                        791,110
      41,498      Grupo Carso SA de CV - A1 (Diversified) (a)                    192,579
      68,700      Grupo Financiero Serfin, ADR
                  (Financial Services)  (a)                                      326,325
     759,200      Grupo Financiero Bancomer, SA de CV
                  (Financial Services) (a)                                       370,440
     429,250      Grupo Financiero Banorte - B
                  (Financial Services)  (a)                                      456,455
   1,001,900      Grupo Posadas SA - Ser. L (Hotels) (a)                         435,724
      11,100      Grupo Televisa SA Spons, GDR
                  (Media) (a)                                                 $  320,512
      41,498      Invercorporacion SA - A-1 (Financial Services) (a)               5,557
      24,100      Kimberly Clark De Mexico - A
                  (Consumer Products)                                            456,948
      10,000      Kimberly Clark De Mexico - B
                  (Consumer Products)                                            192,124
      27,500      Sigma Alimentos, SA - Ser. BCP
                  (Food Processing)                                              255,602
       4,660      Telefonos de Mexico SA, ADR - L
                  (Telecommunications)                                           149,702
                                                                               6,240,097

                  PERU - 6.03%
      15,031      Compania de Minas Buenaventura SA - A
                  (Metals/Mining)                                                135,285
       3,015      Compania de Minas Buenaventura - B
                  (Metals/Mining) (a)                                             28,817
       9,000      Compania de Minas Buenaventura SA, ADR
                  (Metals/Mining) (a)                                            172,687
     102,950      Consorcio Alim Fabril Pacifico - C
                  (Consumer Products) (a)                                        153,749
      39,445      Consorcio Alim Fabril Pacifico - T
                  (Consumer Products) (a)                                         58,123
      14,436      Credicorp (Financial Services)                                 274,284
       9,000      Telefonica Del Peru, ADR (Telecommunications)                  205,875
                                                                               1,028,820

                  VENEZUELA - 7.61%
      14,398      Banco Provincial (Financial Services)                           28,491
       1,325      Banco Venezolano de Credito Ser. - A-B
                  (Financial Services)                                            70,102
     130,427      Electricidad de Caracas (Utility)                              129,460
     101,800      Mavesa SA, ADR (Consumer Products)                             655,592
      45,819      Siderurgica Venezuela (Metals/Mining)                           33,552
      50,000      Sivensa - A, ADR (Metals/Mining)                               185,000
       4,545      Sivensa - B, ADR (Metals/Mining)                                14,185
     758,716      Sudamtex (Textiles)                                             95,541
     334,950      Venaseta - A (Diversified) (a)                                  31,616
      66,990      Venaseta - B (Diversified)                                       6,380
      10,000      Venezolana de Cementos (Building/Construction)                  23,174
      25,396      Venezolana Pulpa Y Papel (Paper and Pulp)                       23,649
                                                                               1,296,742

TOTAL  COMMON STOCKS (Cost $12,999,890)                                    $  14,430,923

                  PREFERRED STOCKS CONVERTIBLE - 13.95%
                  BRAZIL - 13.95%
  52,660,449      Banco Bradesco PN (Financial Services)                         446,188
     696,874      Banco Itau SA (Financial Services)                             286,695
     325,000      Centrais Electricas Brasileiras SA Electrobras
                  - B (Utility)                                                   90,410
      22,000      CIA Vale Rio Doce (Metals/Mining)                              436,380
     773,808      Compania Cervejaria Brahma (Beverages)                         479,793
     610,800      Mesbla SA (Retail) (c)                                               0
   3,954,200      Petroleo Brasileiro SA (Oil/Gas)                               453,170
 188,266,396      Usiminas ADR (Metal/Mining) (b)                                186,256

TOTAL PREFERRED STOCKS CONVERTIBLE (Cost $2,314,555)                        $  2,378,892

See Notes to Financial Statements on Pages 48-50


Latin American Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 1996

Shares                      Description                                     Value
                  PREFERRED STOCK NON-CONVERTIBLE - 0.21%
                  COLOMBIA - 0.21%
       1,800      Banco Ganadero SA, ADR (Financial Services)
                  (Cost $25,970)                                            $     36,450
   Principal
   Amount
                  SHORT TERM INSTRUMENT - 1.07%
$    185,000      U.S. Treasury Bill, 5.36%, 1/16/1997
                  (Cost $182,224)                                          $     182,229

Total Investments (Cost $15,522,639) - 99.87%                              $  17,028,494
Other Assets Less Liabilities - 0.13%                                             22,703
NET ASSETS - 100.00%                                                       $  17,051,197

(a) Non-Income Producing Security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This Security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

(c) Issuer in bankruptcy.
    Industry Diversification (as a percentage of Total Investments):
    Beverages                      6.02%
    Building/Construction          7.31%
    Building Materials             4.00%
    Consumer Products              8.91%
    Diversified                    4.78%
    Financial Services            15.83%
    Food                           4.65%
    Hotels                         2.56%
    Metals/Mining                  9.98%
    Oil/Gas                        2.66%
    Retail                         5.23%
    Telecommunications             9.84%
    Utility                       10.36%
    Other*                         7.87%
                                 100.00%

*  No one industry represents more than 2% of Portfolio holdings.

Pacific Basin Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 1996

     Shares                      Description                                    Value
                  COMMON STOCKS - 98.45%
                  HONG KONG - 29.22%
      29,000      Bank of East Asia, Ltd. (Banks)                           $    106,692
      86,000      Cheung Kong Holdings, Ltd. (Real Estate)                       661,710
      57,000      Cheung Kong Infrastructure Holdings
                  (Construction) (a)                                              93,980
     710,000      Chevalier International Holdings (Diversified)                 122,113
     725,000      China Merchants Hai Hong Holdings (Chemicals)                  243,761
     851,000      China Resources Enterprises, Ltd. (Real Estate)                858,373
     230,000      China Travel International Investment, Ltd.
                  (Transportation)                                                68,408
      95,000      Citic Pacific, Ltd. (Diversified)                              429,975
     140,400      Dah Sing Financial Holdings (Financial Services)               493,842
     786,000      Denway Investment, Ltd. (Automobiles) (a)                       40,657
   1,933,000      First Sign International Holdings (Textile)                    518,683
     790,000      Founder Hong Kong, Ltd. (Consumer
                  Services) (a)                                                  309,033
     446,000      Gilbert Holdings, Ltd. (Textile)                                57,675
      52,000      Glorious Sun Enterprises (Textile) (a)                          20,341
     389,000      Goldlion Holdings, Ltd. (Consumer Goods)                       329,491
     499,360      HKR International, Ltd. (Real Estate)                          581,177
      13,600      HSBC Holdings (Banks)                                          252,373
      49,000      Hutchison Whampoa (Diversified)                                329,497
     130,200      Lai Sun Development Co. (Real Estate)                          136,379
     874,000      Moulin International Holding (Diversified)                     519,902
     110,000      New World Development Co. (Real Estate)                        577,524
     934,000      Qingling Motors Co. (Automobiles)                              359,324
   1,350,000      Regal Hotels International Holdings, Ltd.
                  (Hotel/Motel)                                                  366,611
     184,000      Shanghai Industrial Holdings, Ltd. - A
                   (Diversified) (a)                                             422,345
     543,000      Sinocan Holdings, Ltd. (Packaging & Container)                 242,254
   1,890,000      Wai Kee Holdings, Ltd. (Construction)                          427,712
      20,000      Wharf Holdings, Ltd. (Diversified)                              82,762
                                                                               8,652,594
                  INDIA - 4.40%
       9,500      Bombay Subernean Electric, Ltd. (Utility) (a)               $  166,250
      18,700      Crompton Greaves, Ltd. (Electrical Products) (a)                95,838
       4,100      Indian Hotels Co., Ltd., GDR (Hotel/Motel) (a)                  93,808
      15,400      Indian Petrochemicals Corp., GDR (Chemicals)                   152,075
      21,300      Larsen & Toubro, Ltd. (Building Products)                      308,850
      17,600      Mahindra & Mahindra, Ltd., GDR
                  (Automobiles) (a) (b)                                          176,000
      23,800      Tata Engineering & Locomotive Co., Ltd., GDR
                  (Automotive)                                                   309,400
                                                                               1,302,221

                  INDONESIA - 7.17%
      81,000      Astra International PT (Automobiles)                           158,666
     272,142      Bank International Indonesia PT (Banking)                      398,349
      11,000      Gudang Garam PT (Tobacco)                                       41,437
     108,295      Indah Kiat Paper & Pulp PT (Paper) (a)                          82,755
      36,000      Indonesian Satellite PT (Telecommunications)                   121,276
      97,000      Jaya Real Property PT (Real Estate)                            123,192
      34,500      Lippo Bank PT (Banks)                                           54,213
      67,000      Lippo Karawaci PT (Real Estate) (a)                             77,880
     335,000      Lippo Life Insurance PT (Insurance)                            295,656
     441,931      Mulia Industrindo PT (Glass Manufacturing)                     442,350
     110,000      Semen Gresik PT (Building Materials)                           326,760
                                                                               2,122,534

                  MALAYSIA - 20.41%
      24,000      Amway Malaysia Holdings Berhad
                  (Consumer Products) (a)                                        135,009
     213,000      Commerce Asset Holdings Berhad (Banks)                       1,325,673
     115,000      Gadek Berhad (Diversified) (a)                                 908,438
      32,666      Gadek Capital (Financial Services) (a)                          95,789
      71,000      Gopeng Berhad (Construction) (a)                               135,966

See Notes to Financial Statements on Pages 48-50

Pacific Basin Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 1996

     Shares                      Description                                    Value
      25,000      Kedah Cement Holdings Berhad
                  (Building Products)                                      $      48,673
      61,000      Konsortium Perkapalan Berhad
                  (Transportation) (a)                                           396,689
     101,000      Malaysian International Shipping Berhad
                  (Transportation)                                               310,273
     176,000      Rashid Hussain Berhad (Financial Services)                     976,022
     192,000      Tanjong Plc. (Gaming)                                          689,408
     123,000      Technology Resources Industries Berhad
                  (Telecommunications) (a)                                       323,878
       9,000      Timah Langat Berhad (Diversified)                               46,679
      84,000      United Engineers Berhad (Engineering &
                  Construction)                                                  650,150
                                                                               6,042,647

                  PAKISTAN - 0.50%
      26,520      Engro Chemical Pakistan (Chemicals)                            101,246
      16,500      Karachi Electric Supply (Utility) (a)                            9,427
       4,100      Pakistan State Oil Co. (Oil - International)                    36,856
                                                                                 147,529

                  PHILIPPINES - 6.18%
       2,436      Benpres Holdings Corp. GDR (Broadcast Media) (a)                18,270
     126,000      C & P Homes (Real Estate)                                       85,249
   1,597,900      Centennial City, Inc. (Real Estate)                            280,173
          40      Empire East Land, Inc. (Real Estate) (a)                            21
     139,700      Fil-Estate Land, Inc. (Real Estate)                            129,130
     327,500      Filinvest Development Corp. (Real Estate) (a)                  124,833
     158,700      International Container Terminal, Inc.
                  (Transportation) (a)                                           105,860
     384,000      Marsman & Co. (Pharmaceuticals)                                139,051
      22,705      Megaworld Properties & Holdings (Real Estate) (a)                8,871
     158,000      Metro Pacific (Diversified)                                     45,771
     203,900      Mondragon International (Textiles) (a)                         116,581
       5,000      Philippine Long Distance Telephone Co.
                  (Telecommunications)                                           310,654
       7,300      Philippine National Bank (Banks) (a)                           120,345
      31,129      Philippine Savings Bank (Banks) (a)                             69,413
     113,000      Republic Glass Holdings (Wholesale Distributor)                 27,997
     665,000      Solid Group, Inc. (Diversified) (a)                            149,552
      16,000      Southeast Asia Cement Holdings
                  (Building Products) (a)                                          1,891
     539,000      Uniwide Holdings, Inc. (Wholesale Distributor) (a)              97,589
                                                                               1,831,251

                  SINGAPORE - 13.90%
      50,000      City Developments, Ltd. (Real Estate)                          426,137
      39,000      Development Bank of Singapore (Banks)                          479,190
     115,000      Overseas Chinese Banking (Banks)                             1,380,327
     102,000      Overseas Union Bank (Banks)                                    713,565
     163,000      Parkway Holdings, Ltd. (Diversified)                           527,898
      45,000      Singapore Land (Real Estate)                                   273,260
      84,000      Van Der Horst, Ltd. (Machinery)                                316,193
                                                                               4,116,570

                  SOUTH KOREA - 4.40%
       5,000      Commercial Bank of Korea (Banking)                              45,979
       2,500      Daehan City Gas Co. (Utility)                                  203,474
       1,410      Daesung Industrial Co. (Retail)                                 97,460
         396      Dong-Ah Construction (Construction)                             11,799
       2,101      Dong-Ah Construction Industrial Co. (Construction)              62,601
       2,420      Kook Min Bank (Banks) (a)                                       46,887
       2,733      Kook Min Bank, GDR (Banks) (a)                                  68,667
         261      Korea Mobile Telecom Corp.
                  (Telecommunictions)                                         $  279,700
       4,100      LG Construction, Co. (Construction)                             94,947
         450      LG Insurance Co., Ltd. (Insurance)                              36,180
       1,610      Samsung Electronics (Electronic Products)                      126,735
         136      Samsung Fire & Marine Insurance Co. (Insurance)                 82,869
       4,900      Tongyang Confectionery Co. (Food)                              144,643
                                                                               1,301,941

                  THAILAND - 12.27%
      40,000      BEC World (Diversified) (a)                                    427,959
     193,000      Big C Supercenter Plc. (Textiles) (a)                          261,909
      63,600      Finance One Plc. (Financial Services)                          375,251
     208,820      Krung Thai Bank Public Co., Ltd. (Banks)                       903,520
      87,000      Nawarat Patanakarn (Engineering &
                  Construction)                                                  212,170
      63,000      Phatra Thanakit Finance & Securities
                  (Financial Services)                                           359,320
      89,000      Sahaviriya Steel Industries Co., Ltd. (Metals) (a)              44,635
       9,300      Siam Cement Plc. Co., Ltd. (Building Products)                 378,980
     214,600      Siam City Bank (Banks)                                         360,860
      48,000      SP Suzuki Plc. Co., Ltd. (Consumer Goods) (a)                   92,515
      42,100      TelecomAsia Corp. Plc. Co., Ltd.
                  (Telecommunications) (a)                                        85,283
      25,050      TPI Polene Co. (Rubber & Plastics)                              71,928
      30,500      Unithai Line Public Co. (Transportation)                        59,385
                                                                               3,633,715

TOTAL  COMMON STOCKS (Cost $28,295,395)                                    $  29,151,002

                  WARRANTS - 0.73%
                  INDONESIA - 0.12%
      88,000      Indah Kiat Paper & Pulp Corp. PT (Paper)                        35,991

                  MALAYSIA - 0.61%
      55,000      Gadek Berhad (Diversified)                                     179,932

TOTAL  WARRANTS   (Cost $116,116)                                             $  215,923

TOTAL INVESTMENTS (Cost $28,411,511) - 99.18%                              $  29,366,925
Other Assets Less Liabilities - 0.82%                                            242,007
NET ASSETS - 100.00%                                                       $  29,608,932


(a) Non-Income Producing Security
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This Security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
Industry Diversification (as a percentage of Total Investments):
Banks                     21.54%
Building Products          3.63%
Construction               5.03%
Diversified               14.28%
Financial Services         7.83%
Real Estate               14.79%
Telecommunications         3.82%
Textile                    3.32%
Other*                    25.76%
                         100.00%

* No one industry represents more than 3% of Portfolio holdings.

See Notes to Financial Statements on Pages 48-50


Small Cap Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 1996

     Shares                       Description                                   Value
                  COMMON STOCKS - 96.21%
                  AMERICA'S CHANGING LEISURE TIME - 5.64%
      71,800      Applebees International, Inc.                            $  1,902,700
      31,900      Cinar Films, Inc. (a)                                         831,394
      32,800      Interstate Hotels (a)                                         906,100
      82,650      Papa John's International (a)                               4,339,125
     101,925      Regal Cinemas, Inc. (a)                                     2,548,125
     144,200      Sodak Gaming, Inc. (a)                                      3,316,600
                                                                             13,844,044

                  AMERICA'S INDUSTRIAL RENAISSANCE - 0.74%
      64,600      Greenwich Air Services                                       1,808,800

                  CLIENT SERVER COMPUTING - 9.81%
       5,000      CBT Group Plc., ADR (a)                                        235,000
      17,100      Citrix Systems, Inc. (a)                                       876,375
      36,300      Clarify, Inc. (a)                                            2,250,600
      78,600      Indus Group, Inc. (a)                                        1,572,000
      53,300      Industri-Matematik International Corp. (a)                     659,587
     115,200      Rational Software (a)                                        3,931,200
      30,600      SS&C Technologies (a)                                          309,825
      49,000      Sapient Corp. (a)                                            2,180,500
      77,800      Structural Dynamics Research (a)                             1,857,475
      92,400      Systemsoft Corp. (a)                                         3,164,700
      40,200      Veritas Software (a)                                         2,844,150
     153,300      Versant Object Technology Corp. (a)                          3,640,875
      38,200      Xionics Document Technologies, Inc. (a)                        573,000
                                                                              24,095,287
                  FLOURISHING IN THE MANAGED CARE
                  ENVIRONMENT - 8.18%
      36,800      CRA Managed Care (a)                                         1,987,200
     102,500      FPA Medical Management Inc. (a)                              2,703,437
      74,100      Henry Schein, Inc. (a)                                       2,852,850
     116,400      Multicare Companies, Inc. (a)                                2,531,700
      40,400      NCS HealthCare, Inc. (a)                                     1,267,550
     103,700      OccuSystems, Inc. (a)                                        3,111,000
      47,300      Perclose, Inc. (a)                                           1,052,425
      87,100      Renal Treatment Centers, Inc. (a)                            2,896,075
      39,100      Target Therapeutics (a)                                      1,671,525
                                                                              20,073,762

                  INTERACTIVE MEDIA - 3.82%
      62,900      Inso Corp. (a)                                               3,412,325
      64,500      The Providence Journal Company Cl. A (a)                     1,894,687
      51,000      Universal Outdoor Holdings, Inc. (a)                         1,843,200
      63,900      VideoServer, Inc. (a)                                        2,220,525
                                                                               9,370,737

                  LIFE ON THE NET - 5.32%
      79,800      Legato Systems, Inc. (a)                                     3,790,500
      14,900      Security Dynamics Tech, Inc. (a)                             1,069,075
      62,500      Technology Modeling Association, Inc. (a)                      812,500
     113,400      Transaction Systems Architects (a)                           4,791,150
      58,400      VeriFone, Inc. (a)                                           2,613,400
                                                                              13,076,625

                  LIFE SCIENCES REVOLUTION - 4.47%
      67,500      Agouron Pharmaceuticals (a)                                  2,944,687
      85,100      Endovascular Technologies (a)                                1,021,200
      68,000      Human Genome Sciences (a)                                    2,567,000
      39,500      Idexx Laboratories Corp. (a)                                 1,787,375
      53,200      Martek Biosciences Corp. (a)                                 1,330,000
      47,600      Spine-Tech, Inc. (a)                                         1,332,800
                                                                              10,983,062
                  MANAGING THE INFORMATION AGE - 10.19%
      35,800      Abacus Direct Corp. (a)                                     $  751,800
      65,500      CCC Information Services Group (a)                           1,375,500
     126,100      Cheyenne Software, Inc. (a)                                  2,711,150
      43,200      DSP Communications (a)                                       2,413,800
      68,200      IDX Systems (a)                                              2,387,000
      57,600      Metromail Corp. (a)                                          1,245,600
     104,800      National Data Corp.                                          4,571,900
      62,865      Pure Atria Corp. (a)                                         2,373,154
      93,800      Sitel Corp. (a)                                              4,174,100
      66,500      Visio Corp. (a)                                              3,025,750
                                                                              25,029,754

                 MOVE TO OUTSOURCING - 6.96%
     42,600      Affiliated Computer Services (a)                              2,502,750
     81,200      Atlantic Southeast Airlines                                   1,786,400
     84,500      Career Horizons, Inc. (a)                                     3,284,937
     58,600      CoreStaff, Inc. (a)                                           1,567,550
    101,500      HPR, Inc. (a)                                                 1,624,000
     57,000      MSC Industrial Direct (a)                                     2,030,625
     61,800      Norrell Corp.                                                 1,946,700
     32,100      Pharmaceutical Product Development (a)                          866,700
     38,900      The Vincam Group, Inc. (a)                                    1,487,925
                                                                              17,097,587

                 NEW CONSUMER - 6.30%
     57,600      Blyth Industries, Inc. (a)                                    2,793,600
     26,700      Boston  Beer Company, Inc. (a)                                  517,313
     19,400      Gargoyles, Inc. (a)                                             412,250
    127,900      Nautica Enterprises, Inc. (a)                                 4,124,775
     72,000      USA Detergents, Inc. (a)                                      2,862,000
     70,400      Urban Outfitters, Inc. (a)                                    1,636,800
     54,800      West Marine, Inc. (a)                                         1,808,400
     46,400      Williams-Sonoma, Inc. (a)                                     1,316,600
                                                                              15,471,738

                 NEW HEALTH CARE PARADIGM - 11.21%
     30,500      ABR Information Services, Inc. (a)                            2,196,000
     48,400      American Homepatient, Inc. (a)                                1,076,900
     33,000      Amerisource Health Corp. CI. A (a)                            1,468,500
     50,100      Applied Analytical Industries, Inc. (a)                       1,139,775
     33,900      Express Scripts (a)                                           1,228,875
     90,800      Gulf South Medical Supply (a)                                 2,338,100
    127,500      Mariner Health Group (a)                                      1,960,313
     91,200      Pediatrix Medical Group (a)                                   4,571,400
    113,200      Physician Sales & Service (a)                                 2,660,200
     44,900      Rexall Sundown, Inc. (a)                                      1,638,850
     82,900      Ro Tech Medical Corp. (a)                                     1,367,850
    133,100      TheraTx, Inc. (a)                                             1,580,562
     63,900      Total Renal Care Holdings (a)                                 2,540,025
     83,700      Transition Systems (a)                                        1,757,700
                                                                              27,525,050

                 PRODUCTIVITY ENHANCEMENT - 5.79%
     58,000      Catalina Marketing Corp. (a)                                  3,088,500
     22,900      Quick Response Services, Inc. (a)                               853,025
     20,600      Remedy Corp. (a)                                              1,648,000
    103,500      Saville Systems Plc. (a)                                      3,648,375
     81,100      Sawtek, Inc. (a)                                              2,108,600
     16,400      Symbol Technologies (a)                                         754,400
     44,900      Whittman-Hart, Inc. (a)                                       2,121,525
                                                                              14,222,425
                 OWNERSHIP - 0.28%
     22,400      Ethan Allen, Inc.                                               697,200

See Notes to Financial Statements on Pages 48-50


Small Cap Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 1996

Shares                       Description                                      Value
                  STORES OF VALUE - 6.63%
      73,000      Cost Plus, Inc. (a)                                       $  1,688,125
     105,700      Dollar Tree Stores Inc. (a)                                  4,069,450
      21,400      Hot Topic, Inc. (a)                                            502,900
      52,700      Just For Feet (a)                                            2,641,588
      83,100      Petco Animal Supplies (a)                                    2,264,475
      81,900      The Men's Wearhouse (a)                                      2,047,500
      85,900      US Office Products Co. (a)                                   3,081,663
                                                                              16,295,701

                  TELECOMMUNICATIONS - 6.64%
       4,900      Advanced Fibre Communication (a)                               122,500
      44,000      Aspect Telecommunication Corp. (a)                           2,739,000
      54,500      CSG Systems International, Inc. (a)                          1,103,625
      71,500      Digital Microwave Corp. (a)                                  1,644,500
      78,000      ICG Communications, Inc. (a)                                 1,638,000
      67,600      Lightbridge Inc. (a)                                           794,300
      43,600      Orckit Communications, Ltd. (a)                                801,150
      95,800      P-COM, Inc. (a)                                              2,371,050
      50,000      Premisys Communications (a)                                  1,837,500
      86,400      Verilink Co. (a)          2,116,800
      25,800      Westell Technologies, Inc. (a)                               1,141,650
                                                                              16,310,075

                  THE GREYING OF AMERICA - 3.11%
      51,200      ESC Medical Systems Ltd. (a)                                 1,638,400
      90,250      Genesis Health Ventures Inc. (a)                             2,538,281
      59,700      Sofamor Danek Group, Inc. (a)                             $  1,843,238
      58,000      Sunrise Assisted Living (a)                                  1,624,000
                                                                               7,643,919

                  THE UBIQUITOUS SEMICONDUCTOR- 1.12%
      46,200      Microchip Technology (a)                                     1,726,725
      59,200      USCS International, Inc. (a)                                 1,036,000
                                                                               2,762,725

TOTAL  COMMON STOCKS (Cost $175,410,470)                                  $  236,308,491
     Principal
     Amount
                  SHORT-TERM INVESTMENTS - 5.37%
                  U.S. TREASURY BILLS - 5.37%
$  3,105,000      5.12%, 10/24/96                                              3,095,168
  10,190,000      5.00%, 12/05/96                                             10,099,482

TOTAL SHORT TERM INVESTMENTS (Cost $13,192,508)                            $  13,194,650

TOTAL INVESTMENTS (Cost $188,602,978) - 101.58%                             $249,503,141
Liabilities in Excess of Other Assets - (1.58%)                               (3,888,050)
NET ASSETS - 100.00%                                                        $245,615,091

(a) Non-Income Producing Security
See Notes to Financial Statements on Pages 48-50


This page intentionally left blank.

BT Portfolios
STATEMENT OF ASSETS AND LIABILITIES September 30, 1996

                                                     GLOBAL                                    LATIN       PACIFIC
                                       CAPITAL     HIGH YIELD  INTERMEDIATE  INTERNATIONAL   AMERICAN      BASIN     SMALL
                                     APPRECIATION  SECURITIES     TAX FREE      EQUITY        EQUITY       EQUITY        CAP
ASSETS
Investment, at Value*                 $68,248,143  $18,967,391  $21,728,559  $169,070,694  $17,028,494  $29,366,925  $249,503,141
Cash**                                    148,138      357,705       14,570       369,172       59,731      518,802       174,574
Receivable for Securities Sold          4,203,285          -            -           -          221,538      428,119       599,261
Receivable for Foreign Taxes
Withheld                                     -            -             -         152,263          -            -             -
Dividends and Interest Receivable             939      443,328      274,757       238,301       33,825       45,757         2,163
Net Unrealized Appreciation on
Forward Foreign Currency
Exchange Contracts                            -           -             -         143,547        -          160,912         -
Prepaid Expenses and Other                    163           20           21        12,855           15           25            165
Due From Bankers Trust                        -           -          17,184         -            -           -              -
Total Assets                           72,600,668   19,768,444   22,035,091   169,986,832   17,343,603   30,520,540    250,279,304
LIABILITIES
Due to Bankers Trust                      117,231        8,863         -           60,426       86,260       40,267        147,607
Due to Custodian                              -            -           -          707,593          -           -              -
Payable for Securities Purchased        3,762,530          -           -        4,314,462      191,250      729,237      4,498,328
Net Unrealized Depreciation on
Forward Foreign Currency
Contracts                                     -            -           -           65,575          -        128,196           -
Accrued Expenses and Other                335,412       16,426       15,690        25,415       14,896       13,908         18,278
Total Liabilities                       4,215,173       25,289       15,690     5,173,471      292,406      911,608      4,664,213
NET ASSETS                            $68,385,495  $19,743,155  $22,019,401  $164,813,361  $17,051,197  $29,608,932   $245,615,091
COMPOSITION OF NET ASSETS
Paid-in Capital                       $53,359,107  $18,091,409   21,309,860  $145,003,353  $15,546,336  $28,620,006  $184,714,928
Net Unrealized Appreciation
on Investments, Foreign
Currencies and Forward
Foreign Currency Contracts             15,026,388    1,651,746      709,541    19,810,008    1,504,861      988,926    60,900,163

NET ASSETS, SEPTEMBER 30, 1996        $68,385,495  $19,743,155  $22,019,401  $164,813,361  $17,051,197  $29,608,932  $245,615,091

* As of September 30, 1996, the cost of investments in the Capital Appreciation Portfolio was $53,221,755; Global High Yield Securities Portfolio was $17,315,645; Intermediate Tax Free Portfolio was $21,019,018;
International Equity Portfolio was $149,300,515; Latin American Equity Portfolio was $15,522,639; Pacific Basin Equity Portfolio was $28,411,511 and Small Cap Portfolio was $188,602,978.
** Includes foreign cash of $369,172, $59,388 and $470,170 with a cost of $327,112, $59,622 and $469,642 for International Equity, Latin American Equity and Pacific Basin Equity Portfolios, respectively.
See Notes to Financial Statements on Pages 48-50


BT Portfolios
STATEMENT OF OPERATIONS for the Period Ended September 30, 1996

                                                    GLOBAL                                    LATIN      PACIFIC
                                    CAPITAL       HIGH YIELD  INTERMEDIATE  INTERNATIONAL   AMERICAN      BASIN           SMALL
                                  APPRECIATION    SECURITIES    TAX FREE       EQUITY        EQUITY       EQUITY           CAP
INVESTMENT INCOME
Dividends*                         $  215,459     $   19,719   $    -     $  2,358,966    $  252,382    $  414,540     $    55,426
Interest                              890,485      1,845,865     856,436       457,553        81,153         9,597       1,042,653
TOTAL INVESTMENT INCOME             1,105,944      1,865,584     856,436     2,816,519       333,535       424,137       1,098,079
EXPENSES
Advisory                            1,225,764        156,634      67,313       759,552       151,004       211,122       1,293,449
Administration and Services           188,579         39,158       8,414       175,281        30,201        70,374         198,992
Professional                           31,708         18,679      21,446        35,044        12,138        12,395          27,045
Trustees                                2,628          2,638       1,866         3,004         2,904         2,654           2,718
Transfer Tax                              -              -           -          14,335           -          10,571            -
Miscellaneous                           2,319         15,805         529         1,633         1,685         4,830           2,925
Total Expenses                      1,450,998        232,914      99,568       988,849       197,932       311,946       1,525,129
Less: Expenses Absorbed by
Bankers Trust                        (319,524)       (86,070)    (23,842)     (229,297)      (46,928)      (30,450)      (331,176)
Net Expenses                        1,131,474        146,844      75,726       759,552       151,004       281,496      1,193,953
NET INVESTMENT INCOME (LOSS)          (25,530)     1,718,740     780,710     2,056,967       182,531       142,641        (95,874)
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCIES
AND FORWARD FOREIGN CURRENCY
CONTRACTS
Net Realized Gain (Loss) from:
Investment Transactions            18,986,988       903,691     276,619      5,103,507       986,129     1,764,595      4,944,264
Foreign Currency Transactions             -         (44,567)       -         1,024,419       (47,459)     (158,278)         -
Net Change in Unrealized
Appreciation (Depreciation)
on Investments,
Foreign Currencies and Forward
Foreign Currency Contracts        (17,719,598)    1,621,753    (754,832)     8,042,701     1,901,005       584,216     38,597,216
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FOREIGN
CURRENCIES AND FORWARD FOREIGN
CURRENCY CONTRACTS                  1,267,390     2,480,877    (478,213)    14,170,627     2,839,675     2,190,533     43,541,480
NET INCREASE IN NET ASSETS
FROM OPERATIONS                  $  1,241,860  $  4,199,617  $  302,497  $  16,227,594  $  3,022,206  $  2,333,174  $  43,445,606

* Net of foreign withholding tax of $5,815 for Capital Appreciation Portfolio; $271,374 for International Equity Portfolio; $15,305 for Latin American Equity Portfolio; and $37,711 for Pacific Basin Equity Portfolio. See Notes to Financial Statements on Pages 48-50


STATEMENT OF CHANGES IN NET ASSETS

                                                        CAPITAL APPRECIATION                  GLOBAL HIGH YIELD
                                                   FOR THE        FOR THE PERIOD           FOR THE          FOR THE
                                                  YEAR ENDED    JANUARY 1, 1995 TO        YEAR ENDED        YEAR ENDED
                                            SEPTEMBER 30, 1996  SEPTEMBER 30, 1995*  SEPTEMBER 30, 1996  SEPTEMBER 30, 1995
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net Investment Income (Loss)                 $     (25,530)     $        10,500        $  1,718,740        $ 1,706,048
Net Realized Gain (Loss) on
Investment and Foreign
Currency Transactions                           18,986,988           11,774,764             859,124           (516,419)
Net Change in Unrealized
Appreciation (Depreciation) on
Investments, Foreign Currencies
and Forward Foreign
Currency Contracts                             (17,719,598)          23,909,639            1,621,753            (3,411)
Net Increase in Net Assets
from Operations                                  1,241,860           35,694,903            4,199,617         1,186,218
CAPITAL TRANSACTIONS
Proceeds from Capital Invested                 110,885,692           63,887,608           10,592,611         18,275,555
Value of Capital Withdrawn                    (193,629,946)         (23,328,952)         (18,052,538)       (11,187,306)
Net Increase (Decrease) in
Net Assets from Capital
Transactions                                   (82,744,254)          40,558,656           (7,459,927)         7,088,249
TOTAL INCREASE (DECREASE)
IN NET ASSETS                                  (81,502,394)          76,253,559           (3,260,310)          8,274,467
NET ASSETS
Beginning of Period                            149,887,889           73,634,330           23,003,465          14,728,998
End of Period                                $  68,385,495       $  149,887,889        $  19,743,155       $  23,003,465
                                                           LATIN AMERICAN EQUITY                PACIFIC BASIN EQUITY
                                                         FOR THE            FOR THE            FOR THE           FOR THE
                                                       YEAR ENDED          YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                  SEPTEMBER 30, 1996  SEPTEMBER 30, 1995  SEPTEMBER 30, 1996  SEPTEMBER 30, 1995
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net Investment Income (Loss)                            $  182,531     $     220,235        $    142,641       $     201,609
Net Realized Gain (Loss) on Investment and Foreign
Currency Transactions                                      938,670        (9,485,483)          1,606,317            (481,527)
Net Change in Unrealized Appreciation
(Depreciation) on
Investments, Foreign Currencies
and Forward Foreign
Currency Contracts                                       1,901,005        (3,176,213)            584,216           (821,330)
Net Increase (Decrease) in Net
Assets from Operations                                   3,022,206       (12,441,461)           2,333,174         (1,101,248)
CAPITAL TRANSACTIONS
Proceeds from Capital Invested                          24,363,201        18,611,709           37,502,717         12,695,645
Value of Capital Withdrawn                             (23,992,125)      (19,878,349)         (34,883,257)       (12,304,373)
Net Increase (Decrease) in Net Assets from Capital
Transactions                                               371,076        (1,266,640)           2,619,460            391,272
TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,393,282       (13,708,101)           4,952,634           (709,976)

NET ASSETS
Beginning of Period                                     13,657,915        27,366,016            24,656,298        25,366,274
End of Period                                        $  17,051,197     $  13,657,915         $  29,608,932     $  24,656,298

* The Board of Trustees approved the change of the fiscal year ends from December 31 to September 30.
See Notes to Financial Statements on Pages 48-50

BT PORTFOLIOS

               INTERMEDIATE TAX FREE     INTERNATIONAL EQUITY
        FOR THE PERIOD               FOR THE               FOR THE             FOR THE PERIOD
        JANUARY 1, 1996 TO         YEAR ENDED             YEAR ENDED         JANUARY 1, 1995 TO
        SEPTEMBER 30, 1996*     DECEMBER 31, 1995     SEPTEMBER 30, 1996     SEPTEMBER 30, 1995*
         $     780,710          $   1,200,250         $    2,056,967            $    1,188,602

               276,619                373,137              6,127,926                 1,956,124


              (754,832)             1,660,679              8,042,701                 6,955,471
               302,497              3,234,066             16,227,594                10,100,197

             3,694,217              4,536,602            104,050,782                35,819,720
            (4,230,017)           (10,844,181)           (38,778,446)              (18,648,629)

              (535,800)            (6,307,579)            65,272,336                17,171,091
              (233,303)            (3,073,513)            81,499,930                27,271,288


            22,252,704             25,326,217             83,313,431                56,042,143
         $  22,019,401          $  22,252,704         $  164,813,361             $  83,313,431
                        SMALL CAP
               FOR THE                 FOR THE
             YEAR ENDED              YEAR ENDED
         SEPTEMBER 30, 1996       SEPTEMBER 30, 1995

          $      (95,874)          $      114,355
               4,944,264               11,205,496


              38,597,216               19,127,783
              43,445,606               30,447,634

             259,905,685               89,963,488
            (181,564,152)              (17,910,681)

              78,341,533                72,052,807
             121,787,139               102,500,441


             123,827,952                21,327,511
          $  245,615,091            $  123,827,952


See Notes to Financial Statements on Pages 48-50



BT Portfolios
FINANCIAL HIGHLIGHTS
Contained below are selected data for a share outstanding, ratios to average net assets and other supplemental data for the periods indicated for each of the Portfolios.

                                                                      CAPITAL APPRECIATION
                                                                                                           FOR THE PERIOD
                                                                                                            MARCH 9, 1993
                                            FOR THE           FOR THE PERIOD             FOR THE            (COMMENCEMENT
                                          YEAR ENDED        JANUARY 1, 1995 TO          YEAR ENDED        OF OPERATIONS) TO
                                     SEPTEMBER 30, 1996     SEPTEMBER 30, 1995#     DECEMBER 31, 1994     DECEMBER 31, 1993
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period
(000's omitted)                           $  68,385              $  149,888              $  73,634             $  37,076
Ratios to Average Net Assets
Net Investment Income (Loss)                  (0.01)%                  0.01%*                 0.08%                 0.38%*
Expenses                                       0.60%                   0.60%*                 0.60%                 0.60%*
Decrease Reflected in Above
Expense Ratios Due to Absorption
of Expenses by Bankers Trust                   0.17%                   0.18%*                 0.23%                 0.41%*
Portfolio Turnover Rate                         271%                    125%                   157%                   137%
Average Commission Per Share**               $0.055
                                                             GLOBAL HIGH YIELD
                                                                                       FOR THE PERIOD
                                                                                      DECEMBER 14, 1993
                                                                                        (COMMENCEMENT
                                     FOR THE YEAR ENDED       FOR THE YEAR ENDED      OF OPERATIONS) TO
                                     SEPTEMBER 30, 1996       SEPTEMBER 30, 1995      SEPTEMBER 30, 1994
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period
(000's omitted)                           $  19,743                $  23,003                $  14,729
Ratios to Average Net Assets
Net Investment Income                          8.78%                    9.63%                    6.44%*
Expenses                                       0.75%                    0.75%                    0.75%*
Decrease Reflected in Above Expense
Ratios Due to Absorption of Expenses
by Bankers Trust                               0.44%                    0.45%                    0.59%*
Portfolio Turnover Rate                         207%                     169%                     347%
                                                                INTERMEDIATE TAX FREE
                                                                                              FOR THE PERIOD
                                                                                               JULY 20, 1992
                                         FOR THE PERIOD          FOR THE YEAR ENDED            (COMMENCEMENT
                                      JANUARY 1, 1996 TO             DECEMBER 31,           OF OPERATIONS) TO
                                     SEPTEMBER 30, 1996#       1995     1994     1993        DECEMBER 31, 1992
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period
(000's omitted)                           $  22,019          $22,253  $25,326  $31,745             $  9,995
Ratios to Average Net Assets
Net Investment Income                          4.64%*           4.97%    4.58%    4.29%                4.11%*
Expenses                                       0.45%*           0.45%    0.45%    0.45%                0.45%*
Decrease Reflected in Above Expense
Ratios Due to Absorption of Expenses
by Bankers Trust                               0.14%*           0.08%    0.14%    0.18%                0.43%*
Portfolio Turnover Rate                         130%              95%     118%      40%                 132%

                                                       INTERNATIONAL EQUITY
                                                                                                                FOR THE PERIOD
                                                                                                                  AUGUST 4, 1992
                                                   FOR THE           FOR THE PERIOD       FOR THE YEAR ENDED       (COMMENCEMENT
                                                  YEAR ENDED        JANUARY 1, 1995 TO        DECEMBER 31,       OF OPERATIONS) TO
                                             SEPTEMBER 30, 1996     SEPTEMBER 30, 1995#      1994     1993       DECEMBER 31, 1992
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period
(000's omitted)                                  $  164,813            $  83,313           $56,042  $33,907          $  8,225
Ratios to Average Net Assets
Net Investment Income                                  1.76%                2.39%*            1.69%    1.64%             1.87%*
Expenses                                               0.65%                0.65%*            0.65%    0.65%             0.60%*
Decrease Reflected in Above Expense
Ratios Due to Absorption of Expenses
by Bankers Trust                                       0.20%                0.22%*            0.24%    0.39%             0.93%*
Portfolio Turnover Rate                                  68%                  21%               15%      17%                7%
Average Commission Per Share**                       $0.010
See Notes to Financial Statements on Pages 48-50



BT Portfolios
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              LATIN AMERICAN EQUITY
                                                                                         FOR THE PERIOD
                                                                                         OCTOBER 25, 1993
                                                 FOR THE              FOR THE             (COMMENCEMENT
                                               YEAR ENDED            YEAR ENDED         OF OPERATIONS) TO
                                          SEPTEMBER 30, 1996     SEPTEMBER 30, 1995     SEPTEMBER 30, 1994
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period
(000's omitted)                               $  17,051             $  13,658                $  27,366
Ratios to Average Net Assets
Net Investment Income                              1.21%                 1.27%                    1.03%*
Expenses                                           1.00%                 1.00%                    1.00%*
Decrease Reflected in Above Expense
Ratios Due to Absorption of Expenses
by Bankers Trust                                   0.31%                 0.80%                    0.79%*
Portfolio Turnover Rate                             171%                  161%                     124%
Average Commission Per Share**                $  0.0001

                                                           PACIFIC BASIN EQUITY
                                                                                       FOR THE PERIOD
                                                                                      NOVEMBER 1, 1993
                                              FOR THE               FOR THE             (COMMENCEMENT
                                             YEAR ENDED            YEAR ENDED          OF OPERATIONS) TO
                                        SEPTEMBER 30, 1996     SEPTEMBER 30, 1995     SEPTEMBER 30, 1994
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period
(000's omitted)                             $  29,609              $  24,656              $  25,366
Ratios to Average Net Assets
Net Investment Income                            0.51%                  0.87%                  0.16%*
Expenses                                         1.00%                  1.00%                  1.00%*
Decrease Reflected in Above Expense
Ratios Due to Absorption of Expenses
by Bankers Trust                                 0.11%                  0.20%                  0.26%*
Portfolio Turnover Rate                           118%                   104%                    40%
Average Commission Per Share**               $  0.005
                                                                      SMALL CAP
                                                                                            FOR THE PERIOD
                                                                                             OCTOBER 21, 1993
                                                    FOR THE               FOR THE            (COMMENCEMENT
                                                   YEAR ENDED            YEAR ENDED         OF OPERATIONS) TO
                                              SEPTEMBER 30, 1996     SEPTEMBER 30, 1995     SEPTEMBER 30, 1994
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period
(000's omitted)                                   $  245,615            $  123,828               $  21,328
Ratios to Average Net Assets
Net Investment Income (Loss)                           (0.05)%                0.19%                   0.07%*
Expenses                                                0.60%                 0.60%                   0.60%*
Decrease Reflected in Above Expense
Ratios Due to Absorption of Expenses
by Bankers Trust                                        0.17%                 0.19%                   0.38%*
Portfolio Turnover Rate                                  159%                  161%                    154%
Average Commission Per Share**                     $   0.048


# The Board of Trustees approved the change of the fiscal year ends from December 31 to September 30.
*  Annualized
** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
See Notes to Financial Statements on Pages 48-50


BT Portfolios
NOTES TO FINANCIAL STATEMENTS
NOTE 1-ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. Organization
Capital Appreciation Portfolio, Global High Yield Securities Portfolio, Intermediate Tax Free Portfolio, International Equity Portfolio, Latin American Equity Portfolio, Pacific Basin Equity Portfolio and Small Cap Portfolio (each a "Portfolio", and collectively, the "Portfolios") are registered under the Investment Company Act of 1940 ("the Act"), as amended, as an open-end management investment company.

                                        ORGANIZATION         COMMENCEMENT
PORTFOLIO                                   DATE              OF OPERATION
Capital Appreciation                  October 28, 1992      March 9, 1993
Global High Yield Securities          August 6, 1993        December 14, 1993
Intermediate Tax Free                 December 11, 1991     July 20, 1992
International Equity                  December 11, 1991     August 4, 1992
Latin American Equity                 August 6, 1993        October 25, 1993
Pacific Basin Equity                  August 6, 1993        November 1, 1993
Small Cap                             August 6, 1993        October 21, 1993

The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolios.

B. Security Valuation
The Portfolios' investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolios are allocated pro rata among the investors in the Portfolios at the time of such determination.

D. Repurchase Agreements
Each of the Portfolios may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

E. Foreign Currency Transactions
The books and records of the Global High Yield Securities Portfolio, International Equity Portfolio, Latin American Equity Portfolio and Pacific Basin Equity Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. Forward Foreign Currency Contracts
The Global High Yield Securities Portfolio, International Equity Portfolio, Latin American Equity Portfolio and Pacific Basin Equity Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolios' investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolios and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.
G. Option Contracts
Each Portfolio, except Intermediate Tax Free, may enter into option contracts. Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. Futures Contracts
Each Portfolio, except Intermediate Tax Free, may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. Each Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Federal Income Taxes
It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required.
J. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements.


BT Portfolios
NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 2-FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolios have entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody and shareholder services to each of the Portfolios in return for a fee computed daily and paid monthly at an annual rate of the Portfolio's average daily net assets. The following provides a table of annual rates and aggregate fees for each of the Portfolios for the period ended September 30, 1996:

     PORTFOLIO                  ANNUAL RATE   AGGREGATE FEES
Capital Appreciation             0.10 of 1%    $ 188,579
Global High Yield Securities     0.20 of 1%       39,158
Intermediate Tax Free            0.05 of 1%        8,414
International Equity             0.15 of 1%      175,281
Latin American Equity            0.20 of 1%       30,201
Pacific Basin Equity             0.25 of 1%       70,374
Small Cap                        0.10 of 1%      198,992

Each of the Portfolios have entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of each Portfolio's average daily net assets. The following provides a table of annual rates and aggregate fees for each of the Portfolios for the period ended September 30, 1996:
     PORTFOLIO                    ANNUAL RATE   AGGREGATE FEES
Capital Appreciation              0.65 of 1%     $1,225,764
Global High Yield Securities      0.80 of 1%        156,634
Intermediate Tax Free             0.40 of 1%         67,313
International Equity              0.65 of 1%        759,552
Latin American Equity             1.00 of 1%        151,004
Pacific Basin Equity              0.75 of 1%        211,122
Small Cap                         0.65 of 1%      1,293,449

Bankers Trust has entered into a Sub-Advisory Agreement with BT Portfolio Managers International Limited ("BT Portfolio Managers International"), a wholly owned subsidiary of Bankers Trust Australia Limited, for Pacific Basin Equity Portfolio. Under such Agreement, BT Portfolio Managers International receives a fee from Bankers Trust for providing investment advice and research services, computed daily and paid monthly at an annual rate of 0.60 of 1% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of each Portfolio, to the extent necessary, to limit all expenses based upon the average daily net assets of the Portfolio. For the period ended September 30, 1996, expenses of the Portfolios have been reduced based on the expense limits as follows:

                                                EXPENSES
     PORTFOLIO                   ANNUAL RATE     REDUCED
Capital Appreciation             0.60 of 1%     $ 319,524
Global High Yield Securities     0.75 of 1%        86,070
Intermediate Tax Free            0.45 of 1%        23,842
International Equity             0.65 of 1%       229,297
Latin American Equity            1.00 of 1%        46,928
Pacific Basin Equity             1.00 of 1%        30,450
Small Cap                        0.60 of 1%       331,176
On September 30, 1996, the Trust entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood"). Prior to September 30, Signature Broker-Dealer Services, Inc. ("Signature") was the Trust's Distributor.

Certain trustees and officers of the Portfolios are also directors, officers and/or employees of Edgewood and/or Signature. None of the trustees so affiliated received compensation for services as trustees of the Portfolios. Similarly, none of the Portfolios' officers received compensation from the Portfolios.

For the period ended September 30, 1996, the equity Portfolios paid brokerage commissions of:

                           BROKERAGE
     PORTFOLIO         COMMISSIONS PAID
Capital Appreciation      $ 648,897
International Equity        603,995
Latin American Equity       164,049
Pacific Basin Equity        323,957
Small Cap                   238,160

NOTE 3-PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate costs of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1996 were as follows:

                                 COST OF          PROCEEDS FROM
     PORTFOLIO                  PURCHASES     SALES OF SECURITIES
Capital Appreciation           $489,610,608     $437,250,028
Global High Yield Securities     39,107,438       44,629,238
Intermediate Tax Free            25,335,036       27,520,294
International Equity            132,762,664       75,463,529
Latin American Equity            26,499,916       23,034,698
Pacific Basin Equity             35,078,130       30,217,506
Small Cap                       369,914,922      289,341,209

For federal income tax purposes, the tax basis of investments held at September 30, 1996 was $53,971,519 for Capital Appreciation Portfolio, $17,406,656 for Global High Yield Securities Portfolio, $21,019,018 for Intermediate Tax Free Portfolio, $149,313,254 for International Equity Portfolio, $15,799,820 for Latin American Equity Portfolio, $28,657,893 for Pacific Basin Equity Portfolio and $190,666,888 for Small Cap Portfolio. The aggregate gross unrealized appreciation and depreciation for all investments as of September 30, 1996 were as follows:

                           GROSS UNREALIZED    GROSS UNREALIZED
     PORTFOLIO               APPRECIATION        DEPRECIATION
Capital Appreciation          $14,799,536        $  522,912
Global High Yield Securities    1,606,712            45,977
Intermediate Tax Free             720,484            10,943
International Equity           23,947,591         4,190,151
Latin American Equity           1,982,743           754,069
Pacific Basin Equity            3,439,325         2,730,293
Small Cap                      63,846,863         5,010,610

NOTE 4-CREDIT RISK
The Global High Yield Securities Portfolio invests in primarily high yield, non-investment grade debt securities issued in many of the world's securities markets. Investments in higher yielding securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities.
The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

BT Portfolios
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 5 - OPEN FORWARD FOREIGN CURRENCY CONTRACTS
As of September 30, 1996, the International Equity Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                 NET UNREALIZED
                                                                                  APPRECIATION
CONTRACTS TO DELIVER     IN EXCHANGE FOR     SETTLEMENT DATE     VALUE (US$)  (DEPRECIATION) (US$)
SALES
AUD          41,746     USD        32,993        10/01/96           33,135           (142)
AUD       3,289,201     USD     2,597,378        10/01/96        2,610,771        (13,393)
AUD       3,267,343     USD     2,572,897        10/08/96        2,585,416        (12,519)
AUD       3,396,879     USD     2,713,261        10/01/96        2,696,239         17,022
JPY     296,683,411     USD     2,677,658        10/01/96        2,661,315         16,343
JPY     286,594,676     USD     2,625,452        10/01/96        2,570,817         54,635
JPY     286,594,676     USD     2,690,090        01/06/97        2,608,489         81,601
                                                                  Total Sales     143,547
PURCHASES
USD     2,677,657     AUD       3,396,879        10/01/96        2,696,238         18,581
USD     2,625,452     AUD       3,330,947        10/01/96        2,643,905         18,453
USD     2,690,090     AUD       3,396,879        01/06/97        2,680,715         (9,375)
USD       465,179     FRF       2,400,000        10/01/96          468,365          3,186
USD     1,175,398     GBP         750,325        10/01/96        1,174,483           (915)
USD           394     IDR         915,000        10/02/96              394             -
USD       188,815     ITL     287,000,000        10/01/96          188,258           (557)
USD     2,597,377     JPY     286,594,676        10/01/96        2,570,816        (26,561)
USD     2,572,897     JPY     286,595,000        10/08/96        2,572,897             -
USD        10,978     JPY       1,209,289        10/01/96           10,847           (131)
USD     2,713,261     JPY     295,474,118        10/01/96        2,650,468        (62,793)
USD     7,000,000     JPY     779,751,000        10/09/96        6,994,537         (5,463)
                                                              Total Purchases     (65,575)
                                                              Net Appreciation     77,972


As of September 30, 1996, the Pacific Basin Equity Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                          NET UNREALIZED
                                                                                           APPRECIATION
CONTRACTS TO DELIVER       IN EXCHANGE FOR        SETTLEMENT DATE      VALUE (US$)     (DEPRECIATION) (US$)
SALES
HKD        54,144,300     USD        7,000,996        11/12/96          7,002,897           (1,901)
IDR     3,938,334,407     USD        1,634,299        10/29/96          1,683,253          (48,954)
IDR     1,788,951,525     USD          732,576        12/17/96            756,555          (23,979)
IDR     4,083,140,593     USD        1,698,831        10/29/96          1,745,143          (46,312)
MYR         6,784,253     USD        2,702,889        10/01/96          2,706,771           (3,882)
SGD         4,617,680     USD        3,290,000        12/16/96          3,293,168           (3,168)
                                                                          Total Sales     (128,196)
PURCHASES
USD          129,316     HKD         1,000,000        10/01/96            129,316              -
USD        3,300,000     IDR     8,021,475,000        10/29/96          3,428,396          128,396
USD        1,530,000     IDR     3,693,420,000        12/17/96          1,561,964           31,964
USD           55,833     MYR           140,000        10/01/96             55,855               22
USD        1,660,000     MYR         4,156,806        10/01/96          1,658,477           (1,523)
USD        1,050,000     MYR         2,627,447        10/01/96          1,048,295           (1,705)
USD        2,697,087     MYR         6,784,253        12/02/96          2,700,845            3,758
                                                                       Total Purchases     160,912
                                                                       Net Appreciation     32,716



BT Portfolios
REPORT OF INDEPENDENT ACCOUNTANTS
To the Trustees and Holders of Beneficial Interest of BT Investment Portfolios, Capital Appreciation Portfolio, International
Equity Portfolio and Intermediate Tax Free Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Global High Yield Securities, Latin American Equity, Pacific Basin Equity and Small Cap Portfolios (four of the Funds comprising BT Investment Portfolios) and the Capital Appreciation Portfolio, International Equity Portfolio and Intermediate Tax Free Portfolio (collectively, the "Portfolios"), as of September 30, 1996, and the related statement of operations for the year then ended except for the Intermediate Tax Free Portfolio, for which the period was for the nine months ended September 30, 1996, the statement of changes in net assets for each of the two years in the period then ended except for the Intermediate Tax Free Portfolio, for which the periods were for the nine months ended September 30, 1996 and the year ended December 31, 1995 and the Capital Appreciation Portfolio and International Equity Portfolio, for which the periods were for the year ended September 30, 1996 and the nine months ended September 30, 1995 and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
October 29, 1996, except for the Intermediate Tax Free Portfolio, for which the date is November 4, 1996


BT INVESTMENT FUNDS
Capital Appreciation Fund
Global High Yield Securities Fund
Intermediate Tax Free Fund
International Equity Fund
Latin American Equity Fund
Pacific Basin Equity Fund
Small Cap Fund

For shareholder account information and current price and yield quotations, shareholders may call their relationship manager or servicing agent. Prospectuses containing more extensive information regarding the BT Investment Funds may be obtained by calling or writing to Investors Fiduciary Trust Company or Edgewood Services,Inc., the primary Servicing Agent and Distributor, respectively, of BT Investment Funds:

BT INVESTMENT FUNDS
Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, MO  64105
(800) 730-1313

BT INVESTMENT FUNDS
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897

You may write to BT Investment Funds at the following address:

BT INVESTMENT FUNDS
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897

COMBINV200 (11/96)





                                 APPENDIX

Pie Chart-Page 5

The graphic representation here displayed consists of a pie chart representing the Diversification of Portfolio Investments by Theme in the Capital Appreciation Portfolio as of September 30, 1996. Each slice of the pie represents an investment category and is sized according to the percentage of the Fund's investment in that category. The categories of investments and their percentages, starting at the top of the pie and moving clockwise, are: New Consumer- 9%; Move to Outsourcing-9%; Cash-8%; America's Chg. leisure Time-8%; Telecommunications-7%; Stores of Value-8%; Life Sciences Revolution-6%; America's Industrial Renaissance-6%; Interactive Media-5%; and Other-34%.

Line Graph-Page 5

The graphic representation here displayed consists of a boxed legend in the upper left-hand corner of the corresponding line graph. The solid black line represents BT Investment Capital Appreciation Fund (the `Fund''); the dashed line represents the S&P MidCap 400 Index. The graph represents a comparison of change in value of a $10,000 investment in the Fund and in the S&P MidCap 400 Index begining March 31, 1993. The `y'' axis reflects quarterly computation periods from March 1993 to September 1996. The `x'' axis reflects investment values in $2,000 increments ranging from $8,000 to $20,000.

Pie Chart-Page 6

The graphic representation here displayed consists of a pie chart representing the Diversification of Portfolio Investments by Country in the Global High Yield Securities Portfolio as of September 30, 1996. Each slice of the pie represents an investment country and is sized according to the percentage of the Fund's investment in that country. The countries and their percentages, starting at the top of the pie and moving clockwise, are: United States-24%; Mexico-19%; Brazil-17%; Hong Kong-10%; Argentina-7%; Panama-4%; Morocco-3%; Poland-3%; Colombia-3%; and Other-10%.

Line Graph-Page 7

The graphic representation here displayed consists of a boxed legend in the upper left-hand corner of the corresponding line graph. The solid black line represents BT Investment Global High Yeild Securities Fund (the `Fund''); the dashed line represents the JPM Emerging Bond/ML High Yield Master Index. The graph represents a comparison of change in value of a $10,000 investment in the Fund and in the JPM Emerging Bond/ML High Yield Master Index begining December 31, 1993. The `y'' axis reflects quarterly computation periods from December 1993 to September 1996. The `x'' axis reflects investment values in $2,000 increments ranging from $7,000 to $14,000.


Pie Chart-Page 8

The graphic representation here displayed consists of a pie chart representing the Diversification of Portfolio Investments by Sector in the Intermediate Tax Free Portfolio as of September 30, 1996. Each slice of the pie represents an investment sector and is sized according to the percentage of the Fund's investment in that sector. The sectors of investments and their percentages, starting at the top of the pie and moving clockwise, are: General Obligations-13%; Transportation-11%; Power Revenue-11%; Sales Tax Revenue-10%; Utility Revenue-9%; Building Revenue-8%; Hospital Revenue-6%; Sewer Revenue-5%; Airlines-5%; and Other-22%.

Line Graph-Page 9

The graphic representation here displayed consists of a boxed legend in the upper left-hand corner of the corresponding line graph. The solid black line represents BT Investment Investment Intermediate Tax Free Fund (the `Fund''); the dashed line represents the Lehman 7 Yr G.O. Index. The graph represents a comparison of change in value of a $10,000 investment in the Fund and in the Lehman 7 Yr G.O. Index begining July 31, 1992. The `y'' axis reflects quarterly computation periods from July 1992 to September 1996. The `x'' axis reflects investment values in $1,000 increments ranging from $9,000 to $13,000.

Pie Chart-Page 11

The graphic representation here displayed consists of a pie chart representing the Diversification of Portfolio Investments by Country in the International Equtiy Portfolio as of September 30, 1996. Each slice of the pie represents an investment country and is sized according to the percentage of the Fund's investment in that country. The countries and their percentages, starting at the top of the pie and moving clockwise, are: Japan-15%; France-11%; Switzerland-3%; United Kingdom-10%; Germany-7%; Hong Kong-7%; Italy-6%; Netherlands-6%; Spain-4%; and Other-31%.

Line Graph-Page 12

The graphic representation here displayed consists of a boxed legend in the upper left-hand corner of the corresponding line graph. The solid black line represents BT Investment International Equity Fund (the `Fund''); the dashed line represents the MSCI EAFE Index. The graph represents a comparison of change in value of a $10,000 investment in the Fund and in the MSCI EAFE Index begining August 31, 1992. The `y'' axis reflects quarterly computation periods from August 1992 to September 1996. The `x'' axis reflects investment values in $2,000 increments ranging from $8,000 to $20,000.

Pie Chart-Page 14
The graphic representation here displayed consists of a pie chart representing the Diversification of Portfolio Investments by Country in the Latin American Equity Portfolio as of September 30, 1996. Each slice of the pie represents an investment country and is sized according to the percentage of the Fund's investment in that country. The countries and their percentages, starting at the top of the pie and moving clockwise, are: Japan-15%; France-11%; Switzerland-3%; United Kingdom-10%; Germany-7%; Hong Kong-7%; Italy-6%; Netherlands-6%; Spain-4%; and Other-31%.


Line Graph-Page 14

The graphic representation here displayed consists of a boxed legend in the upper right-hand corner of the corresponding line graph. The solid black line represents BT Investment Latin American Equity Fund (the `Fund'');
the dashed line represents the IFCI Latin American Index. The graph represents a comparison of change in value of a $10,000 investment in the Fund and in the IFCI Latin American Index begining October 25, 1993. The `y'' axis reflects quarterly computation periods from October 1993 to September 1996. The `x'' axis reflects investment values in $2,000 increments ranging from $6,000 to $16,000.

Pie Chart-Page 16

The graphic representation here displayed consists of a pie chart representing the Diversification of Portfolio Investments by Country in the Pacific Basin Equity Portfolio as of September 30, 1996. Each slice of the pie represents an investment country and is sized according to the percentage of the Fund's investment in that country. The countries and their percentages, starting at the top of the pie and moving clockwise, are: Pakistan-1%; Hong Kong-30%; Malaysia-21%; Singapore-14%; Thailand-12%; Indonesia-7%; Philippines-6%; India-5%; and South Korea 4%.
Line Graph-Page 16

The graphic representation here displayed consists of a boxed legend in the upper center of the corresponding line graph. The solid black line represents BT Investment Pacific Basin Equity Fund (the `Fund''); the dashed line represents the MSCI Combined Asia Free ex Japan Index. The graph represents a comparison of change in value of a $10,000 investment in the Fund and in the MSCI Combined Asia Free ex Japan Index begining November 1, 1993. The `y'' axis reflects quarterly computation periods from November 1993 to September 1996. The `x'' axis reflects investment values in $1,000 increments ranging from $9,000 to $14,000.

Pie Chart-Page 18

The graphic representation here displayed consists of a pie chart representing the Diversification of Portfolio Investments by Theme in the Small Cap Portfolio as of September 30, 1996. Each slice of the pie represents an investment Theme and is sized according to the percentage of the Fund's investment in that Theme. The Themes and their percentages, starting at the top of the pie and moving clockwise, are: Other 28%; New Healthcare Paradigm-11%; Managing the Info Age-10%; Flourishing in the Managed Care Environment-8%; Client Server Computing-10%

Line Graph-Page 18

The graphic representation here displayed consists of a boxed legend in the upper left corner of the corresponding line graph. The solid black line represents BT Investment Small Cap Fund (the `Fund''); the dashed line represents the Russell 2000 Index. The graph represents a comparison of change in value of a $10,000 investment in the Fund and in the Russell 2000 Index begining October 31, 1993. The `y'' axis reflects quarterly computation periods from October 1993 to September 1996. The `x'' axis reflects investment values in $2,000 increments ranging from $8,000 to $24,000.